                                                                     EXHIBIT 4.1




                                    INDENTURE

                                      AMONG

              STARWOOD HOTELS & RESORTS WORLDWIDE, INC., AS ISSUER,

                      THE GUARANTORS PARTY HERETO FROM TIME

                             TO TIME, AS GUARANTORS,

                                       AND

                   U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE



                           DATED AS OF APRIL 19, 2002

                             SENIOR DEBT SECURITIES
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                                   ARTICLE I.

                                   Definitions

Section 1.1.  Certain Terms Defined.........................................................................................1
Section 1.2.  Other Defined Terms..........................................................................................12

                                   ARTICLE II.

                                 Security Forms

Section 2.1.  Forms Generally..............................................................................................12
Section 2.2.  Restrictive Legends..........................................................................................13
Section 2.3.  Form of Trustee's Certificate of Authentication..............................................................14
Section 2.4.  Form of Trustee's Certificate of Authentication by an Authenticating Agent...................................14
Section 2.5.  Book-Entry Provisions for Global Securities..................................................................14
Section 2.6.  Special Transfer and Exchange Provisions.....................................................................16

                                  ARTICLE III.

                                 The Securities

Section 3.1.  Amount Unlimited; Issuable in Series.........................................................................21
Section 3.2.  Form and Denominations.......................................................................................23
Section 3.3.  Authentication, Dating and Delivery of Securities............................................................23
Section 3.4.  Execution of Securities and Coupons..........................................................................25
Section 3.5.  Certificate of Authentication................................................................................25
Section 3.6.  Registration; Registration of Transfer and Exchange..........................................................26
Section 3.7.  Mutilated, Defaced, Destroyed, Lost and Stolen Securities or Coupons.........................................27
Section 3.8.  Payment of Interest; Interest Rights Preserved...............................................................28
Section 3.9.  Cancellation of Securities; Destruction Thereof..............................................................29
Section 3.10.  Temporary Securities........................................................................................30
Section 3.11.  Computation of Interest.....................................................................................30
Section 3.12.  Currency and Manner of Payments in Respect of Securities....................................................30
Section 3.13.  Compliance with Certain Laws and Regulations................................................................34

                                   ARTICLE IV.

                             Covenants of the Issuer

Section 4.1.  Payment of Securities........................................................................................34
Section 4.2.  Offices or Agency............................................................................................35
Section 4.3.  Appointment To Fill a Vacancy in Office of Trustee...........................................................36
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Section 4.4.  Paying Agents................................................................................................36
Section 4.5.  Limitation on Sale and Lease-Backs...........................................................................37
Section 4.6.  Limitations on Liens.........................................................................................37
Section 4.7.  Certificates to Trustee......................................................................................40
Section 4.8.  Securities to be Equally and Ratably Secured Under Pledge Agreement..........................................40
Section 4.9.  Financial Information........................................................................................41
Section 4.10.  Corporate Existence.........................................................................................41
Section 4.11.  Further Instruments and Acts................................................................................41

                                   ARTICLE V.

                                   Securityholders Lists and Reports by the Issuer and the Trustee

Section 5.1.  Issuer To Furnish Trustee Information as to Names and Addresses of Securityholders...........................41
Section 5.2.  Preservation and Disclosure of Securityholders Lists.........................................................42
Section 5.3.  Reports by the Issuer........................................................................................43
Section 5.4.  Reports by the Trustee.......................................................................................44

                                   ARTICLE VI.

                                   Remedies of the Trustee and Securityholders on Event of Default

Section 6.1.  Event of Default Defined; Acceleration of Maturity; Waiver of Default........................................45
Section 6.2.  Collection of Indebtedness by Trustee; Trustee May Prove Debt................................................48
Section 6.3.  Application of Proceeds......................................................................................50
Section 6.4.  Suits for Enforcement........................................................................................51
Section 6.5.  Restoration of Rights on Abandonment of Proceedings..........................................................51
Section 6.6.  Limitations on Suits by Securityholders......................................................................51
Section 6.7.  Unconditional Right of Securityholders To Institute Certain Suits............................................52
Section 6.8.  Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default......................................52
Section 6.9.  Control by the Holders of Securities.........................................................................53
Section 6.10.  Waiver of Past Defaults.....................................................................................53
Section 6.11.  Trustee To Give Notice of Default, but May Withhold in Certain Circumstances................................54
Section 6.12.  Right of Court To Require Filing of Undertaking To Pay Costs................................................54
Section 6.13.  Judgment Currency...........................................................................................54

                                  ARTICLE VII.

                             Concerning the Trustee

Section 7.1.  Duties and Responsibilities of the Trustee; During Default; Prior to Default.................................55
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Section 7.2.  Certain Rights of the Trustee................................................................................56
Section 7.3.  Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof...........57
Section 7.4.  Trustee and Agents May Hold Securities; Collections, etc.....................................................57
Section 7.5.  Moneys Held by Trustee.......................................................................................58
Section 7.6.  Compensation and Indemnification of Trustee and Its Prior Claim..............................................58
Section 7.7.  Right of Trustee To Rely on Officers' Certificate, etc.......................................................58
Section 7.8.  Qualification of Trustee; Conflicting Interests..............................................................58
Section 7.9.  Persons Eligible for Appointment as Trustee..................................................................59
Section 7.10.  Resignation and Removal; Appointment of Successor Trustee...................................................59
Section 7.11.  Acceptance of Appointment by Successor Trustee..............................................................60
Section 7.12.  Merger, Conversion, Consolidation or Succession to Business of Trustee......................................61
Section 7.13.  Preferential Collection of Claims Against the Issuer........................................................62
Section 7.14.  Authenticating Agent........................................................................................65

                                  ARTICLE VIII.

                      Concerning the Holders of Securities

Section 8.1.  Action by Holders............................................................................................66
Section 8.2.  Proof of Execution of Instruments by Holders of Securities...................................................67
Section 8.3.  Holders To Be Treated as Owners..............................................................................67
Section 8.4.  Securities Owned by Issuer Deemed Not Outstanding............................................................67
Section 8.5.  Right of Revocation of Action Taken..........................................................................68

                                   ARTICLE IX.

                                Holders' Meetings

Section 9.1.  Purposes of Meetings.........................................................................................68
Section 9.2.  Call of Meetings by Trustee..................................................................................69
Section 9.3.  Call of Meetings by Issuer or Holders........................................................................69
Section 9.4.  Qualifications for Voting....................................................................................69
Section 9.5.  Regulations..................................................................................................69
Section 9.6.  Voting.......................................................................................................70
Section 9.7.  No Delay of Rights by Meeting................................................................................71

                                   ARTICLE X.

                             Supplemental Indentures

Section 10.1.  Supplemental Indentures Without Consent of Securityholders..................................................71
Section 10.2.  Supplemental Indentures with Consent of Securityholders.....................................................72
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Section 10.3.  Notice of Supplemental Indenture............................................................................74
Section 10.4.  Effect of Supplemental Indenture............................................................................74
Section 10.5.  Documents To Be Given to Trustee............................................................................74
Section 10.6.  Notation on Securities and Coupons in Respect of Supplemental Indentures....................................74
Section 10.7.  Issuance of Securities by Successor Corporation.............................................................74

                                   ARTICLE XI.

                    Consolidation, Merger, Sale or Assumption

Section 11.1.  Issuer May Consolidate, Merge or Sell on Certain Terms......................................................75
Section 11.2.  Opinion of Counsel To Be Given to Trustee...................................................................76

                                  ARTICLE XII.

                Satisfaction and Discharge of Indenture; Unclaimed Moneys

Section 12.1.  Satisfaction and Discharge of Securities of Any Series......................................................76
Section 12.2.  Satisfaction and Discharge of Indenture.....................................................................78
Section 12.3.  Application of Trust Money..................................................................................79
Section 12.4.  Repayment of Moneys Held by Paying Agent....................................................................79
Section 12.5.  Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years...................................79

                                  ARTICLE XIII.

                            Miscellaneous Provisions

Section 13.1.  Incorporators, Stockholders, Officers and Directors of Issuer and Guarantors Exempt from Individual
                Liability..................................................................................................79
Section 13.2.  Provisions of Indenture for the Sole Benefit of Parties and Securityholders.................................80
Section 13.3.  Successors and Assigns of Issuer Bound by Indenture.........................................................80
Section 13.4.  Notices to Holders; Waiver..................................................................................80
Section 13.5.  Addresses for Notices.......................................................................................81
Section 13.6.  Officers' Certificates and Opinions of Counsel; Statements To Be Contained Therein..........................81
Section 13.7.  Cross References............................................................................................82
Section 13.8.  Legal Holidays..............................................................................................82
Section 13.9.  Moneys of Different Currencies To Be Segregated.............................................................82
Section 13.10.  Payment To Be in Proper Currency...........................................................................82
Section 13.11.  Conflict of Any Provision of Indenture with Trust Indenture Act............................................83
Section 13.12.  New York Law To Govern.....................................................................................83
Section 13.13.  Counterparts...............................................................................................83
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Section 13.14.  Effect of Headings.........................................................................................83
Section 13.15.  Separability Clause........................................................................................83

                                  ARTICLE XIV.

                            Redemption of Securities

Section 14.1.  Applicability of Article....................................................................................83
Section 14.2.  Notice of Redemption; Selection of Securities...............................................................84
Section 14.3.  Payment of Securities Called for Redemption.................................................................85
Section 14.4.  Exclusion of Certain Securities from Eligibility for Selection for Redemption...............................86

                                   ARTICLE XV.

                                  Sinking Funds

Section 15.1.  Applicability of Article....................................................................................86
Section 15.2.  Satisfaction of Mandatory Sinking Fund Payments with Securities.............................................86
Section 15.3.  Redemption of Securities for Sinking Fund...................................................................87

                                  ARTICLE XVI.

                                    Guarantee

Section 16.1.  Guarantee...................................................................................................89
Section 16.2.  Limitation of Guarantors' Liability.........................................................................90
Section 16.3.  Delivery of Guarantees......................................................................................90
Section 16.4.  Guarantors May Consolidate, etc.............................................................................90
Section 16.5.  Release.....................................................................................................91
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                                      -v-
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            INDENTURE, dated as of April 19, 2002, among STARWOOD HOTELS &
RESORTS WORLDWIDE, INC., a Maryland corporation (the "Issuer"), the companies listed on the signature pages thereto that are subsidiaries of the Issuer, subject to Section 16.5 (the "Guarantors") and U.S. Bank National Association, a
national association organized under the laws of the United States of America, as Trustee (the "Trustee").


                             RECITALS OF THE ISSUER

            The Issuer is authorized to borrow money for its corporate purposes and to issue debentures, notes or other evidences of indebtedness therefor; and for its corporate purposes, the Issuer has determined to make and issue its debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities"), as hereinafter provided, up to such principal amount or amounts as may from time to time be authorized by or pursuant to the authority granted in one or more resolutions of the Board of Directors.

            All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            That, in consideration of the premises and of the mutual covenants herein contained and of the purchase and acceptance of the Securities by the holders thereof and of the sum of One Dollar to the Issuer duly paid by the Trustee at or before the delivery of these presents, and for other valuable considerations, the receipt whereof is hereby acknowledged, and in order to declare the terms and conditions upon which the Securities are to be issued, IT IS HEREBY COVENANTED, DECLARED AND AGREED, by and among the parties hereto, that all the Securities are to be executed, authenticated and delivered subject to the further covenants and conditions hereinafter set forth; and the Issuer, for itself and its successors, does hereby covenant and agree to and with the Trustee and its successors in said trust, for the benefit of those who shall hold the Securities, or any of them, as follows:

                                   ARTICLE I.

                                   DEFINITIONS

            SECTION 1.1. CERTAIN TERMS DEFINED. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act or by Commission rule under the Trust Indenture Act (except as herein otherwise expressly provided or unless the context otherwise clearly requires) shall have the meanings assigned to such terms in said Trust Indenture Act, such rule thereunder or in said Securities Act as in force at the date of this Indenture. All accounting terms used and not expressly defined herein shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein",

"hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

            "AGENT MEMBERS" has the meaning provided in Section 2.5(a).

            "AUTHENTICATING AGENT" means with respect to any series of Securities, an authenticating agent appointed by the Trustee with respect to that series of Securities pursuant to Section 7.14.

            "AUTHORIZED NEWSPAPER" means a newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities as may be provided elsewhere in this Indenture or specified as contemplated by Section 3.1 with respect to the Securities of any series the terms of which permit Unregistered Securities or Coupon Securities. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on a Business Day, in such city.

            "BOARD OF DIRECTORS" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act hereunder.

            "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "BROKER-DEALER" means any broker or dealer registered with the Commission under the Exchange Act.

            "BUSINESS DAY" means with respect to any Security, a day which, in the city (or in any of the cities, if more than one) in which amounts are payable as specified in the form of such Security, is neither a legal holiday nor a day on which banking institutions, including the Trustee, are authorized or required by law or regulation or executive order to close.

            "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of corporate stock.

            "CAPITALIZED LEASE-BACK OBLIGATION" means with respect to a Principal Property, at any date as of which the same is to be determined, the total net rental obligations of the Issuer or a Restricted Subsidiary under a lease of such Principal Property entered into as part of an arrangement to which the provisions of Section 4.5 are applicable (or would have been applicable had such Restricted Subsidiary been a Restricted Subsidiary at the time it entered into such lease), discounted to the date of computation at the rate of 9% per annum. The amount of the net rental obligation for any calendar year under any lease shall be the sum of the rental and other payments required to be paid in such calendar year by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not therein designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges.

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            "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties at such time.

            "COMPONENT CURRENCY" has the meaning provided in Section 3.12(i).

            "CONSOLIDATED NET TANGIBLE ASSETS" means the total of all assets appearing on a consolidated balance sheet of the Issuer and its Restricted Subsidiaries prepared in accordance with generally accepted accounting principles (and as of a date not more than 90 days prior to the date as of which Consolidated Net Tangible Assets are to be determined), less the sum of the following items as shown on said consolidated balance sheet:

            (i) the book amount of all segregated intangible assets, including, without limitation, such items as goodwill, trademarks, trademark rights, trade names, trade name rights, copyrights, patents, patent rights and licenses, and unamortized debt discount and expense less unamortized debt premium;

            (ii) all depreciation, valuation and other reserves;

            (iii) current liabilities;

            (iv) any minority interest in the stock and surplus of Restricted Subsidiaries;

            (v) the investment of the Issuer and its Restricted Subsidiaries in any Subsidiary of the Issuer which is not a Restricted Subsidiary;

            (vi) deferred income and deferred liabilities; and

            (vii) other items deductible under generally accepted accounting principles.

            "CONVERSION DATE" has the meaning provided in Section 3.12(e).

            "CONVERSION RATE" has the meaning provided in Section 6.13.

            "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, except that, with respect to presentation of Registered Securities for payment or for registration of transfer and exchange, presentation of Unregistered Securities for registration and the location of the Securities Register, such term shall mean such office or the agency of the Trustee designated for such purpose.

            "COUPON" means any interest coupon appertaining to any Security.

            "COUPON SECURITY" means any Security authenticated and delivered with one or more Coupons appertaining thereto.

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            "DEPOSITARY" means with respect to any series of Securities for which the Issuer shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, which, in each case, shall be designated by the Issuer pursuant to either Section 2.4 or 3.1.

            "DOLLAR" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            "DOLLAR DETERMINATION AGENT" means the New York clearing house bank, if any, from time to time selected by the Issuer for purposes of Section 3.12.

            "DOLLAR EQUIVALENT OF THE CURRENCY UNIT" has the meaning provided in
Section 3.12(h).

            "DOLLAR EQUIVALENT OF THE FOREIGN CURRENCY" has the meaning provided in Section 3.12(g).

            "EVENT OF DEFAULT" means any event or condition specified as such in
Section 6.1 which shall have continued for the period of time, if any, therein designated.

            "EXCHANGE OFFER" means the offer that may be made by the Issuer pursuant to the Registration Rights Agreement to issue and exchange the Exchange Securities for a series of Securities.

            "EXCHANGE SECURITIES" means any securities of the Issuer containing terms identical to a series of Securities (except that such Exchange Securities shall be registered under the Securities Act of 1933) that are issued and exchanged for the Securities of such series pursuant to the Registration Rights Agreement and this Indenture.

            "EXCHANGE RATE OFFICER'S CERTIFICATE" means a telex or a certificate setting forth (i) the applicable Official Currency Unit Exchange Rate and (ii) the Dollar or Foreign Currency amounts of principal, premium, if any, and interest, if any, respectively (on an aggregate basis and on the basis of a Security having a principal amount of 1,000 in the relevant currency unit), payable on the basis of such Official Currency Unit Exchange Rate, sent (in the case of a telex) or signed (in the case of a certificate) by the Treasurer or any Associate or Assistant Treasurer of the Issuer and delivered to the Trustee.

            "FAIR VALUE" when used with respect to property, means the fair value as determined in good faith by the Board of Directors.

            "FOREIGN CURRENCY" means a currency issued by the government of or adopted by the government as the legal currency of any country other than the United States.

            "FULLY REGISTERED SECURITY" means any certificated Security registered as to principal and interest, if any.

            "GLOBAL SECURITY" has the meaning provided in Section 2.1.

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            "GOVERNMENT OBLIGATIONS" means, with respect to the Securities of any series, securities which are (i) direct obligations of the government which issued the currency in which the Securities of such series are denominated or
(ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government which issued the currency in which the Securities of such series are denominated the payment of which is unconditionally guaranteed by such government, and which, in either case, are full faith and credit obligations of such government and are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

            "GUARANTEES" means the guarantees set forth in Section 16.1 hereof.

            "GUARANTORS" means, subject to Section 16.5, the parties listed on the signature pages hereto that are subsidiaries of the Issuer.

            "HOLDER" means, with respect to a Registered Security, any person in whose name at the time a particular Registered Security is registered in the Securities Register; with respect to an Unregistered Security, the bearer of such Unregistered Security; and, with respect to a Coupon, the bearer thereof.

            "INDEBTEDNESS" means bonds, debentures, notes and other instruments representing obligations created or assumed by such Person for the repayment of money borrowed (other than unamortized debt discount or premium). All indebtedness secured by a lien upon property owned by such Person or any Subsidiary and upon which indebtedness such Person customarily pays interest, although such Person has not assumed or become liable for the payment of such indebtedness, shall for all purposes hereof be deemed to be indebtedness of such Person. All indebtedness for money borrowed incurred by other persons which is directly guaranteed as to payment of principal by such Person shall for all purposes hereof be deemed to be indebtedness of, but no other contingent obligation of any such Person in respect of indebtedness incurred by other Persons shall for any purpose be deemed indebtedness of such Person.

            "INDENTURE" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented, and shall include the forms and terms of particular series of Securities established as contemplated hereunder, regardless of the currency or currency unit in which such Securities are denominated.

            "INTEREST" means, when used with respect to any non-interest bearing Security, interest payable after Maturity.

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            "INTEREST PAYMENT DATE" means the Stated Maturity of an installment of interest on the Securities of any series.

            "ISSUER" means Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, and, subject to Article XI, its successors and assigns.

            "ISSUER ORDER" and "ISSUER REQUEST" mean a written order and a written request, respectively, signed in the name of the Issuer by the chairman or any vice chairman or the president or any vice president and by the treasurer or any associate or assistant treasurer or the secretary or any assistant secretary of the Issuer and delivered to the Trustee.

            "LETTER OF TRANSMITTAL" means the letter of transmittal delivered in connection with the Exchange Offer.

            "MARKET EXCHANGE RATE" has the meaning provided in Section 3.12(i).

            "MATURITY", when used with respect to any Security, shall mean the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "NON-RECOURSE INDEBTEDNESS" means indebtedness the terms of which provide that the lender's claims for repayment of such indebtedness is limited solely to a claim against the property which secures such indebtedness.

            "OFFICERS' CERTIFICATE" means a certificate signed by the chairman or any vice chairman or the president or any vice president and by the treasurer or any associate or assistant treasurer or the secretary or any assistant secretary of the Issuer or of any of the Guarantors, as the case may be, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 13.6 if and to the extent required thereby.

            "OFFICIAL CURRENCY UNIT EXCHANGE RATE" means, with respect to any payment to be made hereunder, the exchange rate between the relevant currency unit and the Dollar calculated by the agency specified pursuant to Section 3.1 for the Securities of the relevant series, on the second Business Day (in the city in which such agency has its principal office) immediately preceding the applicable payment date.

            "OFFSHORE GLOBAL SECURITY" has the meaning provided in Section 2.1.

            "OFFSHORE PHYSICAL SECURITY" has the meaning provided in Section
2.1.

            "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer or who may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.6 if and to the extent required thereby.

            "ORIGINAL ISSUE DATE" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

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            "ORIGINAL ISSUE DISCOUNT SECURITY" means (i) any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 6.1 and (ii) any other Security deemed an Original Issue Discount Security for United States Federal income tax purposes.

            "OUTSTANDING" (except as otherwise provided in Section 7.8), when used with reference to Securities, shall, subject to the provisions of Section 8.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

            (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own Paying Agent); provided that, if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

            (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 3.7 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

            In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.1.

            "OVERDUE RATE" with respect to any series of Securities means the rate designated as such in or pursuant to the resolution of the Board of Directors of the Issuer or the supplemental indenture, as the case maybe, relating to such series as contemplated by Section 3.1.

            "PAYING AGENT" means any person authorized by the Issuer to pay the principal of, or premium, if any, or interest, if any, on, any Securities on behalf of the Issuer.

            "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "PLACE OF PAYMENT", when used with respect to the Securities of any series, means the place or places where the principal of, premium, if any, and interest, if any, on, the Securities of such series are payable as specified pursuant to Section 3.1.

            "PLEDGE AGREEMENT" means the Pledge and Security Agreement, dated February 23, 1998, as amended modified or supplemented, by and between the Issuer, the Trust, certain direct and indirect subsidiaries of the Issuer and Bankers Trust Company, as Collateral Agent.

            "PLEDGE TERMINATION EVENT" means the earliest to occur of (i) the termination of the Pledge Agreement or the release of all of the collateral thereunder in accordance with the terms thereof, (ii) the release by the lenders under the Senior Credit Agreement of the security interests and benefits afforded by the Pledge Agreement such that the Senior Credit Agreement is no longer secured by any of the collateral under the Pledge Agreement, (iii) the repayment in full of the obligations under the Senior Credit Agreement or (iv) the occurrence of a "Termination Date" (as such term is defined in the Senior Credit Agreement).

            "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.7 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

            "PRINCIPAL PROPERTY" means any single property owned by the Issuer or any Restricted Subsidiary having a gross book value in excess of 2% of Consolidated Net Tangible Assets, except any such property or portion thereof which the Board of Directors by resolution declares is not of material importance to the total business conducted by the Issuer and its Restricted Subsidiaries as an entirety.

            "PRIVATE PLACEMENT LEGEND" means the legend initially set forth on Securities offered and sold in reliance on Rule 144A or Regulation S in the form set forth in Section 2.2.

            "QIB" means a "qualified institutional buyer" as defined in Rule
144A.

            "REDEMPTION DATE", when used with respect to any Security to be redeemed, means that date fixed for such redemption by or pursuant to this Indenture.

            "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price, in the Dollars or the Foreign Currency or currency unit in which such Security is denominated or which is otherwise provided for pursuant to this Indenture, at which it is to be redeemed pursuant to this Indenture.

            "REGISTERED HOLDER" means, with respect to a Registered Security, the Person in whose name such Security is registered in the Securities Register.

            "REGISTERED SECURITY" means any Security registered as to principal.

            "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of April 19, 2002, among the Issuer, the Guarantors named therein, the Initial Purchasers named therein and certain permitted assigns specified therein.

            "REGISTRATION STATEMENT" means the Registration Statement as defined and described in the Registration Rights Agreement.

            "REGULATION S" means Regulation S under the Securities Act.

            "REQUIRED CURRENCY" has the meaning provided in Section 13.10.

            "RESPONSIBLE OFFICER" when used with respect to the Trustee means any officer in the Corporate Trust Office of the Trustee and any other officer of the Trustee to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

            "RESTRICTED GLOBAL SECURITY" means any Restricted U.S. Global Security or any Restricted Offshore Global Security.

            "RESTRICTED OFFSHORE GLOBAL SECURITY" means any Offshore Global Security required pursuant to Section 2.6(d) to bear any Private Placement Legend.

            "RESTRICTED OFFSHORE PHYSICAL SECURITY" means any Offshore Physical Security required pursuant to Section 2.6(d) to bear any Private Placement Legend.

            "RESTRICTED PHYSICAL SECURITY" means any Restricted U.S. Physical Security or any Restricted Offshore Physical Security.

            "RESTRICTED SECURITY" means any Restricted Offshore Security or any Restricted Physical Security.

            "RESTRICTED U.S. GLOBAL SECURITY" means any U.S. Global Security required pursuant to Section 2.6(d) to bear any Private Placement Legend.

            "RESTRICTED U.S. PHYSICAL SECURITY" means any U.S. Physical Security required pursuant to Section 2.6(d) to bear any Private Placement Legend.

            "RESTRICTED SUBSIDIARY" means any Subsidiary other than an Unrestricted Subsidiary.

            "RULE 144A" means Rule 144A under the Securities Act.

            "SECURITY" or "SECURITIES" (except as otherwise provided in Section 7.8) has the meaning stated in the recitals of this Indenture and more particularly shall mean any Registered or Unregistered Securities authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Securities" shall include any Exchange Securities to be issued and exchanged for Securities of one or more series pursuant to the Registration Rights Agreement and this Indenture and any other Securities issued under this Indenture.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SECURITIES REGISTER" and "SECURITIES REGISTRAR" have the meaning provided in Section 3.6.

            "SENIOR CREDIT AGREEMENT" means the Credit Agreement, dated as of February 23, 1998, among the Issuer, Starwood Hotels & Resorts, a Maryland real estate investment trust, SLT Realty Limited Partnership, a Delaware limited partnership, Sheraton Holding Corporation, a Nevada corporation, certain additional borrowers, various lenders, Bankers Trust Company and The Chase Manhattan Bank, as administrative agents, and Lehman Commercial Paper Inc. and Bank of Montreal, as syndication agents, as amended from time to time (or any other credit agreement renewing, refunding, replacing, restating, refinancing or extending the Senior Credit Agreement).

            "SHELF REGISTRATION STATEMENT" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

            "SIGNIFICANT SUBSIDIARY" means any subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.

            "SPECIFIED AMOUNT" has the meaning provided in Section 3.12(i).

            "STATED MATURITY", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security or the Coupon, if any, representing such installment of interest, as the fixed date on which the principal of such Security or such installment of interest is due and payable.

            "SUBSIDIARY" means any corporation more than 50% of the voting stock of which at the time is owned or controlled, directly or indirectly, by the Issuer or the accounts of which are in fact consolidated with the accounts of the Issuer.

            "TRUST" means Starwood Hotels & Resorts, a Maryland real estate investment trust and a Subsidiary of the Issuer.

            "TRUSTEE" means the person identified as "Trustee" in the first paragraph of this Indenture and, subject to the provisions of Article Seven shall also include any successor trustee. If there shall be more than one Trustee at any one time, "Trustee" shall mean each such Trustee and shall apply to each such Trustee only with respect to those series of Securities with respect to which it is serving as Trustee.

            "TRUST INDENTURE ACT" (except as otherwise provided in Sections 10.1 and 10.2) means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in force at the date as of which this Indenture was originally executed.

            "UNREGISTERED SECURITY" means any Security that is not registered as to principal.

            "UNRESTRICTED GLOBAL SECURITY" means any Unrestricted U.S. Global Security or any Unrestricted Offshore Global Security.

            "UNRESTRICTED OFFSHORE GLOBAL SECURITY" means any Offshore Global Security not required pursuant to Section 2.6(d) to bear any Private Placement Legend.

            "UNRESTRICTED OFFSHORE PHYSICAL SECURITY" means any Offshore Physical Security not required pursuant to Section 2.6(d) to bear any Private Placement Legend.

            "UNRESTRICTED PHYSICAL SECURITY" means any Unrestricted U.S. Physical Security or any Unrestricted Offshore Physical Security.

            "UNRESTRICTED SUBSIDIARY" means any Subsidiary which has been designated by Board Resolution as an Unrestricted Subsidiary, other than any such Subsidiary as to which such a designation has been rescinded by Board Resolution and not thereafter, or after some subsequent such rescission, restored by Board Resolution, or any Subsidiary 50% or less of the voting stock of which is owned directly by the Issuer and/or one or more of its respective Restricted Subsidiaries. A Subsidiary may not be designated as (or otherwise permitted to become) an Unrestricted Subsidiary unless, immediately after such Subsidiary becomes an Unrestricted Subsidiary, such Subsidiary would not own any capital stock of, or hold any indebtedness of, any Restricted Subsidiary. A designation as an Unrestricted Subsidiary may not be rescinded (or an Unrestricted Subsidiary otherwise permitted to become a Restricted Subsidiary) unless such Subsidiary (i) is not a party to any lease which it would have been prohibited by Section 4.5 from entering into had it been a Restricted Subsidiary at the time it entered into such lease, unless (x) such Subsidiary had not been a Restricted Subsidiary prior to its entering into such lease, or (y) the property subject to such lease shall be owned by the Issuer and/or one or more of its respective Restricted Subsidiaries, or (z) such Subsidiary would not be prohibited by Section 4.5 from entering into such lease immediately after it becomes a Restricted Subsidiary, and (ii) does not have outstanding upon any of its property any mortgage, pledge or other lien which it would be prohibited by
Section 4.6 from creating, suffering to be created, or assuming, immediately after it becomes a Restricted Subsidiary. Upon any designation of a Subsidiary as an Unrestricted Subsidiary, or any rescission of any such designation, the Issuer shall, within 30 days of the date of the adoption of the Board Resolution effecting such action, deliver to the Trustee a copy of such Board Resolution together with an Officers' Certificate to the effect that such action is in compliance with the foregoing provisions of this paragraph.

            "UNRESTRICTED U.S. GLOBAL SECURITY" means any U.S. Global Security not required pursuant to Section 2.6(d) to bear any Private Placement Legend.

            "UNRESTRICTED U.S. PHYSICAL SECURITY" means any U.S. Physical Security not required pursuant to Section 2.6(d) to bear any Private Placement Legend.

            "U.S. GLOBAL SECURITIES" has the meaning provided in Section 2.1.

            "U.S. PHYSICAL SECURITIES" means the Securities issued in the form of permanent certificated Securities in registered form in substantially the form established pursuant to Section 3.1 in exchange for beneficial interests in U.S. Global Securities pursuant to Section 2.5(d).

            "VALUATION DATE" has the meaning provided in Section 3.12(e).

            "VICE PRESIDENT" means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

            SECTION 1.2. OTHER DEFINED TERMS. Certain other terms are defined in
Article VII.

                                  ARTICLE II.

                                 SECURITY FORMS

            SECTION 2.1. FORMS GENERALLY. The Securities of each series, and the Coupons, if any, to be attached thereto, shall be in substantially the form as shall be established pursuant to Section 3.1 in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Issuer may deem appropriate and as are not inconsistent with the provisions of this Indenture or as may be required to comply with any law or with any rules or regulations made pursuant thereto or with any rules or regulations of any securities exchange on which any of the Securities may be listed, or as may, consistently herewith, be determined by the officers executing such Securities, and Coupons, if any, as evidenced by their execution of the Securities, and Coupons, if any.

            Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Securities in registered form, substantially in the form as shall be established pursuant to Section 3.1 (the "U.S. Global Securities"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

            Securities offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Securities in registered form substantially in the form as shall be established pursuant to Section 3.1 (the "Offshore Global Securities"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Offshore Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

            Securities issued pursuant to Section 2.5 in exchange for interests in the Offshore Global Securities shall be in the form of permanent certificated Securities in registered form substantially in the form as shall be established pursuant to Section 3.1 (the "Offshore Physical Securities").

            The U.S. Global Securities and the Offshore Global Securities are sometimes referred to herein as the "Global Securities."

            The definitive Securities and Coupons, if any, of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any, subject, with respect to the Securities of any series, to the rules of any securities exchange on which the Securities of such series are listed.

            SECTION 2.2. RESTRICTIVE LEGENDS. Unless and until a Security initially offered and sold in reliance on Rule 144A or Regulation S is exchanged for an Exchange Security or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, (i) the U.S. Global Securities and U.S. Physical Securities shall bear the legend set forth below on the face thereof and (ii) the Offshore Physical Securities and Offshore Global Securities shall bear the legend set forth below on the face thereof until at least the 41st day after the Original Issue Date of such Securities and receipt by the Issuer and the Trustee of a certificate substantially in the form of Exhibit A hereto:

      THE SECURITY EVIDENCED HEREBY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED, TO NOTIFY ANY PURCHASER FROM IT OF THE SECURITY, EVIDENCED HEREBY, OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

            Each Global Security, whether or not an Exchange Security, shall also bear the following legend on the face thereof:

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.6 OF THE INDENTURE.

            SECTION 2.3. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's Certificate of Authentication on all Securities shall be in substantially the following form:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              ___________________________________,
                              as Trustee

                              by ________________________________
                                   Authorized Signatory

            SECTION 2.4. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION BY AN AUTHENTICATING AGENT. If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent on all Securities of such series shall be in substantially the following form:

                              _________________________________,
                              as Trustee

                              by [NAME OF AUTHENTICATING AGENT],
                              Authenticating Agent

                              by_______________________________
                              Authorized Officer

            SECTION 2.5. BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES. (a) If the Issuer shall establish pursuant to Section 3.1 that the Securities of a particular series are to be issued in whole or in part in one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with Section 3.3 and the Issuer Order delivered to the Trustee thereunder, authenticate and deliver a Global Security or Securities which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered to the Trustee as custodian for such Depositary and (iv) shall bear legends as set forth in Section 2.2.

            Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

            (b) Notwithstanding any other provision of this Section 2.5 or of
Section 3.6, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 3.6, only to a nominee of the Depositary for such series or by a nominee of the Depositary to the Depositary or to a successor Depositary for such series selected or approved by the Issuer or to a nominee of such successor Depositary. Interests of beneficial owners in Global Securities may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 2.6.

            (c) Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in another Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in such other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

            (d) If at any time (i) the Depositary for a series of Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor Depositary for such series is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, or
(ii) there shall have occurred and be continuing an Event of Default with respect to a series of Securities, this Section 2.5 shall no longer be applicable to the Securities of such series and the Issuer will execute, and the Trustee will, in accordance with Section 3.3 and an Issuer Order delivered to the Trustee, authenticate and deliver, Fully Registered Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security or Securities of such series in exchange for such Global Security or Securities. In addition, the Issuer may at any time determine that the Securities of any series shall no longer be represented by a Global Security or Securities and that the provisions of this
Section 2.5 shall no longer apply to the Securities of such series. In such event the Issuer will execute and the

Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Issuer, will authenticate and deliver Fully Registered Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security or Securities of such series in exchange for such Global Security or Securities. Upon the exchange of the Global Security or Securities for Fully Registered Securities issued in exchange for the Global Security or Securities pursuant to this Section 2.5(d), such (i) Global Security or Securities shall be canceled by the Trustee, and (ii) Fully Registered Securities shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

            (e) Any U.S. Physical Security delivered in exchange for an interest in the U.S. Global Securities pursuant to paragraph (d) of this Section 2.5 shall, except as provided by paragraph (d) of Section 2.6, bear the legend regarding transfer restrictions applicable to the U.S. Physical Security set forth in Section 2.2.

            (f) Any Offshore Physical Security delivered in exchange for an interest in the Offshore Global Securities pursuant to paragraph (d) of this
Section 2.5 shall, except as provided by paragraph (d) of Section 2.6, bear the legend regarding transfer restrictions applicable to the Offshore Physical Security set forth in Section 2.2.

            SECTION 2.6. SPECIAL TRANSFER AND EXCHANGE PROVISIONS.

            (a) Transfer and Exchange of Global Notes. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with the provisions of this Indenture and the applicable procedures of the Depositary. Beneficial interests in Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with one or more of the following paragraphs, as applicable:

            (i) Transfers of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Securities Registrar to effect the transfers described in this Section 2.6(a)(i).

            If any transfer of a beneficial interest in an Unrestricted Offshore Global Security to a Person who is permitted or required to take delivery in a U.S. Global Security is effected at a time when an Unrestricted U.S. Global Security has not yet been issued, the Issuer shall issue and the Trustee shall authenticate, in accordance with Section 3.3, one or more Unrestricted U.S. Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests to be so transferred.

            (ii) Transfer and Exchange of Beneficial Interests in a Restricted U.S. Global Security for Beneficial Interests in an Unrestricted U.S. Global Security. A beneficial interest in any Restricted U.S. Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted U.S. Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted U.S. Global Security if:

                  (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (A) a Broker-Dealer, (B) a Person participating in the distribution of the Exchange Securities or (C) a Person who is an affiliate (as defined in Rule 144 under the Securities Act) of the Issuer;

                  (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                  (C) such transfer is effected by a Broker-Dealer pursuant to the Registration Statement in accordance with the Registration Rights Agreement; or

                  (D) the Securities Registrar receives an Opinion of Counsel reasonably satisfactory to the Issuer and the Trustee to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required to maintain compliance with the Securities Act.

            If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted U.S. Global Security has not yet been issued, the Issuer shall issue and the Trustee shall authenticate, in accordance with Section 3.3, one or more Unrestricted U.S. Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

            Beneficial interests in an Unrestricted U.S. Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

            (iii) Transfers of Interests in the Restricted U.S. Global Securities for Beneficial Interests in Offshore Global Securities. A beneficial interest in a Restricted U.S. Global Security may be transferred to a Person who is required or permitted to take delivery thereof in the form of an interest in an Offshore Global Security in accordance with the applicable procedures of the Depositary and upon receipt by the Securities Registrar of a certificate in the form of Exhibit B hereto given by the owner of such beneficial interest. Any such transfer made prior to the time when the Private Placement Legend may be removed from the Offshore Global Securities shall be made in exchange for an interest in a Restricted Offshore Global Security. Any such transfer made after the time when the Private Placement Legend may be removed from the Offshore Global

      Securities shall be made in exchange for an interest in an Unrestricted Offshore Global Security.

            (iv) Transfers of Interests in the Restricted Offshore Global Securities for Beneficial Interests in Restricted U.S. Global Securities. A beneficial interest in a Restricted Offshore Global Security may be transferred to a Person who is required or permitted to take delivery thereof in the form of an interest in a U.S. Global Security in accordance with the applicable procedures of the Depositary and upon receipt by the Securities Registrar of a certificate in the form of Exhibit C hereto given by the owner of such beneficial interest.

            (b) Transfers of Restricted Physical Securities. Upon request by a Holder of Restricted Physical Securities and such Holder's compliance with the provisions of this Section 2.6(b), the Securities Registrar shall register the transfer or exchange of Restricted Physical Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Securities Registrar the Restricted Physical Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Securities Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.6(b).

            (i) Transfers of Restricted U.S. Physical Securities. Any Restricted U.S. Physical Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted U.S. Physical Security if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Issuer and the Securities Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Issuer and the Securities Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

            (ii) Transfer and Exchange of Restricted U.S. Physical Securities for Unrestricted U.S. Physical Securities. A Restricted U.S. Physical Security may be exchanged by any holder thereof for an Unrestricted U.S. Physical Security or transferred to a Person who takes delivery thereof in the form of an Unrestricted U.S. Physical Security if:

                  (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of U.S. Physical Security to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (A) a Broker-Dealer, (B) a Person participating in the distribution of the Exchange Securities or (C) a Person who is an affiliate (as defined in Rule 144 under the Securities Act) of the Issuer;

                  (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                  (C) such transfer is effected by a Broker-Dealer pursuant to the Registration Statement in accordance with the Registration Rights Agreement; or

                  (D) the Securities Registrar receives an Opinion of Counsel reasonably satisfactory to the Issuer and the Trustee to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required to maintain compliance with the Securities Act.

            An Unrestricted U.S. Physical Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a Restricted Physical Security.

            (iii) Transfers of Restricted U.S. Physical Securities for Offshore Physical Securities. A Restricted U.S. Physical Security may be transferred to a Person who is required or permitted to take delivery thereof in the form of an Offshore Physical Security upon receipt by the Securities Registrar of a certificate in the form of Exhibit B hereto given by the owner of such Restricted U.S. Physical Security. Any such transfer made prior to the time when the Private Placement Legend may be removed from the Offshore Physical Securities shall be made in exchange for a Restricted Offshore Physical Security. Any such transfer made after the time when the Private Placement Legend may be removed from the Offshore Physical Securities shall be made in exchange for an Unrestricted Offshore Physical Security.

            (iv) Transfers of Restricted Offshore Physical Securities for Restricted U.S. Physical Securities. A Restricted Offshore Physical Security may be transferred to a Person who is required or permitted to take delivery thereof in the form of a U.S. Physical Security upon receipt by the Securities Registrar of a certificate in the form of Exhibit C hereto given by the owner of such beneficial interest.

            (c) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Issuer shall issue and the Trustee shall authenticate, in accordance with Section 3.3, (i) if Fully Registered Certificates have not been issued in exchange for Global Securities of the applicable series pursuant to Section 2.5(d), (A) one or more Unrestricted U.S. Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted U.S. Global Securities tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not Broker-Dealers, (y) they are not participating in a distribution of the Exchange Securities and (z) they are not affiliates (as defined in Rule 144) of the Issuer, and accepted for exchange in the Exchange offer and (B) one or more Unrestricted Offshore Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted

Offshore Global Securities tendered for acceptance by Persons that certify in the applicable Letters of Transmittal to the same effect as in (i)(A)(x), (y) and (z) above and (ii) if Fully Registered Securities have been issued in exchange for the Global Securities of the applicable series pursuant to Section 2.5(d), Unrestricted Physical Securities in an aggregate principal amount equal to the principal amount of the Restricted Physical Securities accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Unrestricted U.S. Global Securities and Unrestricted Offshore Global Securities, the Trustee shall cause the aggregate principal amount of the applicable Restricted U.S. Global Securities and Restricted Offshore Global Securities to be reduced accordingly.

            (d) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Securities Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Securities Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the Private Placement Legend is no longer required by Section 2.2 or (ii) there is delivered to the Securities Registrar an Opinion of Counsel reasonably satisfactory to the Issuer and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

            (e) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Fully Registered Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security shall be returned to or retained and cancelled by the Trustee in accordance with Section 3.9. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, the principal amount of such Global Security the beneficial interest of which is to be so exchanged or transferred shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

            (f) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Securities Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Securities Registrar or the Issuer such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Securities Registrar shall not be required to determine (but may rely on a determination made by the Issuer with respect to) the sufficiency of any such certifications, legal opinions or other information.

            The Securities Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.5 or this
Section 2.6. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Securities Registrar.

                                  ARTICLE III.

                                 THE SECURITIES

            SECTION 3.1. AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. There shall be established in or pursuant to the authority granted in a Board Resolution or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

            (a) the form of the Securities of any series and the Coupons, if any, appertaining thereto;

            (b) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

            (c) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.4, 3.6, 3.7, 3.10 or 14.3);

            (d)   the date or dates on which such Securities may be issued;

            (e) the date or dates, which may be serial, on which the principal of, and premium, if any, on, the Securities of such series shall be payable;

            (f) the rate or rates, or the method of determination thereof, at which the Securities of such series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, in the case of Registered Securities, the record dates, if other than as set forth in Section 3.8, for the determination of Holders to whom interest is payable, and whether any special terms and conditions relating to the payment of additional amounts in respect of payments on the Securities of such series shall in the event of certain changes in the United States Federal income tax laws apply to Unregistered Securities of such series or to Registered Securities of such series;

            (g) the place or places where the principal of, and premium, if any, and interest, if any, on Securities of the series shall be payable (if other than as provided in Section 4.2);

            (h) the provisions, if any, establishing the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise, and whether any special terms and conditions of redemption shall apply to Unregistered Securities of such series or to Registered Securities of such series;

            (i) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to the sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices, in the currency or currency unit in which the Securities of such series are payable, at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

            (j) if other than denominations of $1,000 and any integral multiple thereof, in Dollars or the Foreign Currency or currency unit in which the Securities of such series are denominated, the denominations in which Securities of such series shall be issuable;

            (k) if other than the principal amount thereof, the portion of the principal amount of Securities of such series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.1 or provable in bankruptcy pursuant to Section 6.2;

            (l) whether payment of the principal of, premium, if any, and interest, if any, on the Securities of such series shall be with or without deduction for taxes, assessments or governmental charges, and with or without reimbursement of taxes, assessments or governmental charges paid by Holders;

            (m) any Events of Default with respect to the Securities of such series, if not set forth herein;

            (n) if other than the rate of interest stated in the title of the Securities of such series, the applicable Overdue Rate;

            (o) in case the Securities of such series do not bear interest, the applicable dates for the purpose of clause (a) of Section 5.1;

            (p) whether the Securities of such series are to be issued as Registered Securities (with or without Coupons) or Unregistered Securities or both, and, if Unregistered Securities or Coupon Securities are issued, whether Unregistered Securities or Coupon Securities of such series may be exchanged for Registered Securities or Fully Registered Securities of such series and whether Registered Securities or Fully Registered Securities of such series may be exchanged for Unregistered Securities of such series and the circumstances under which and the place or places where any such exchanges, if permitted, may be made;

            (q) the currency or currencies, or currency unit or currency units, whether in Dollars or a Foreign Currency or currency unit, in which the principal of, and premium, if any, and interest, if any, on the Securities of such series or any other amounts payable with respect thereto, including, without limitation, Coupons, are to be denominated, payable, redeemable or repurchaseable, as the case may be, and whether such principal, premium, if any, and interest, if any, payable otherwise than in Dollars may, at the option of the holders of any Security of such series, also be payable in Dollars;

            (r) if other than as set forth in Section 12.1, provisions for the satisfaction and discharge of the indebtedness represented by the Securities of such series;

            (s) whether the Securities of such series are issuable as a Global Security and, in such case, the identity of the Depositary for such series;

            (t) if the amount of payment of principal of, premium, if any, or interest on the Securities of such series may be determined with reference to an index, formula or other method based on a coin, currency, or currency unit other than that in which the Securities are stated to be payable or otherwise, the manner in which such amounts shall be determined;

            (u) any other terms of such series (which terms shall not be inconsistent with the provisions of this Indenture); and

            (v) any trustees, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of such series, and, if the Securities of such series are to be denominated and payable in any currency other than Dollars, the initial Dollar Determination Agent.

            All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the authority granted in such resolution of the Board of Directors or in any such indenture supplemental hereto. Unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

            SECTION 3.2. FORM AND DENOMINATIONS. In the absence of any specification pursuant to Section 3.1 with respect to the Securities of any series, the Securities of such series shall be issuable as Fully Registered Securities in denominations of $1,000 and any integral multiple thereof, and shall be payable in Dollars.

            SECTION 3.3. AUTHENTICATION, DATING AND DELIVERY OF SECURITIES. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series, with appropriate Coupons, if any, attached thereto, executed by the Issuer to the Trustee for authentication. Except as otherwise provided in this Article Three, the Trustee shall thereupon authenticate and deliver, or cause to be authenticated and delivered, said Securities to or upon Issuer Order, without any further action by the Issuer. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Securities, and (subject to Section 7.1) shall be fully protected in relying upon:

            (a) a Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such Resolution, in each case certified by the Secretary or an Assistant Secretary of the Issuer;

            (b)   an executed supplemental indenture, if any, relating thereto;

            (c) an Officers' Certificate which shall state that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with, that no Event of Default with respect to any series of Securities has occurred and is continuing and that the issuance of such Securities does not constitute and will not result in (i) any Event of Default or any event or condition, which, upon the giving of notice or the lapse of time or both, would become an Event of Default or (ii) any default under the provisions of any other instrument or agreement by which the Issuer is bound; and

            (d)   an Opinion of Counsel, which shall state:

            (i) that the form and the terms of such Securities and Coupons, if any, have been established by or pursuant to the authority granted in a Board Resolution delivered to the Trustee pursuant to subparagraph (a) above or by a supplemental indenture delivered to the Trustee pursuant to subparagraph (b) above as provided by Section 3.1 and in accordance with the provisions of this Indenture;

            (ii) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute (together with the Coupons, if any appertaining thereto) valid and binding obligations of the Issuer enforceable in accordance with their terms, subject to bankruptcy, insolvency, organization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

            (iii) that the Issuer has the corporate power to issue such Securities and Coupons, if any, and has duly taken all necessary corporate action with respect to such issuance;

            (iv) that the issuance of such Securities and Coupons, if any, will not contravene the charter or by-laws of the Issuer or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such Counsel by which the Issuer or any of its Subsidiaries is bound;

            (v) that all laws and requirements in respect of the execution and delivery by the Issuer of the Securities and Coupons, if any, and the related supplemental indenture, if any, have been complied with and that authentication and delivery of such Securities and Coupons, if any, and the execution and delivery of the related supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture; and

            (vi)  such other matters as the Trustee may reasonably request.

            Notwithstanding the provisions of Section 3.1 and of this Section 3.3, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate or supplemental indenture otherwise required pursuant to Section 3.1 or the Issuer Order, Officers' Certificate and Opinion of Counsel required pursuant to this Section
3.3 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued; provided, however, that any subsequent request by the Issuer to the Trustee to authenticate Securities of such series shall constitute a representation and warranty by the Issuer that as of the date of such request the statements made in the Officers'

Certificate delivered pursuant to Section 3.3(c) shall be true and correct on the date thereof as if made on and as of the date thereof.

            The Trustee shall have the right to decline to authenticate and deliver any Securities together with any Coupons appertaining thereto under this
Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees and/or responsible officers shall determine that such action would expose the Trustee to personal liability to existing Holders.

            Each Registered Security shall be dated the date of its authentication.

            SECTION 3.4. EXECUTION OF SECURITIES AND COUPONS. The Securities and Coupons, if any, appertaining thereto shall be signed in the name of and on behalf of the Issuer by both (a) its chairman or any vice chairman or its president or any vice president and (b) by its treasurer or any associate or assistant treasurer or its secretary or any assistant secretary, which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of such officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Security or Coupon that has been duly authenticated and delivered by the Trustee.

            In case any officer of the Issuer who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer before the Security or Coupons, if any, so signed shall be authenticated (in the case of the Securities) and delivered by or on behalf of the Trustee or disposed of by the Issuer, such Securities and Coupons, if any, appertaining thereto nevertheless may be authenticated (in the case of the Securities) and delivered or disposed of as though the person who signed such Securities or Coupons, if any, had not ceased to be such officer of the Issuer; and any Security or Coupon, if any, may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security or Coupon, if any, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

            The Trustee shall not authenticate or deliver any Coupon Security until any matured Coupons appertaining thereto have been detached and canceled, except as otherwise provided or permitted by this Indenture.

            SECTION 3.5. CERTIFICATE OF AUTHENTICATION. No Security or Coupon appertaining thereto shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form hereinbefore recited, executed by or on behalf of the Trustee by manual signature. Such certificate by or on behalf of the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

            SECTION 3.6. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE. Subject to the conditions set forth below, Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged shall be surrendered together, in the case of Coupon Securities, with all unmatured Coupons and matured Coupons in default appertaining thereto, at the offices or agencies to be maintained by the Issuer for such purposes as provided in Section 4.2, and the Issuer shall execute and register and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor the Security or Securities which the Holder making the exchange shall be entitled to receive.

            The Issuer shall keep or cause to be kept, at one of said offices or agencies, a register for each series of Securities issued hereunder which may include Registered Securities (hereinafter collectively referred to as the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, and subject also to the provisions of Section 2.4, the Issuer shall provide for the registration of Registered Securities of such series and shall register the transfer of Registered Securities of such series as in this Article Three provided. The Securities Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. The Trustee and the Authenticating Agent are hereby appointed "Securities Registrars" for the purpose of registering Registered Securities and registering transfers of Registered Securities as herein provided. Subject to the provisions of Section 2.4, upon due presentment for registration of transfer of any Security of any series at any such office or agency, the Issuer shall execute and register and the Trustee or any Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Securities of the same series for an equal aggregate principal amount.

            Subject to the provisions of Section 2.4, at the option of the Holder thereof, Securities of any series, whether Registered Securities or Unregistered Securities, which by their terms are registrable as to principal only or as to principal and interest, may, to the extent and under the circumstances specified pursuant to Section 3.1, be exchanged for such Registered Securities with Coupons or Fully Registered Securities of such series, as may be issued by the terms thereof. Securities of any series, whether Registered Securities or Unregistered Securities, which by their terms provide for the issuance of Unregistered Securities, may not, except to the extent and under the circumstances specified pursuant to Section 3.1, be exchanged for Unregistered Securities of such series. Unregistered Securities of any series issued in exchange for Registered Securities of such series between the record date for such Registered Securities and the next Interest Payment Date will be issued without the Coupon relating to such Interest Payment Date, and Unregistered Securities surrendered in exchange for Registered Securities between such dates shall be surrendered without the Coupon relating to such Interest Payment Date.

            Upon presentation for registration of any Unregistered Security of any series which by its terms is registrable as to principal, at the office or agency of the Issuer to be maintained as provided in Section 4.2, such Security shall be registered as to principal in the name of the Holder thereof, and such registration shall be noted on such Security. Any Security so registered shall be transferable on the Securities Register of the Issuer upon presentation of such Security at such office or agency for similar notation thereon, but, to the extent permitted by law, such security, may be discharged from registration by being in a like manner transferred to bearer whereupon transferability by delivery shall be restored. To the extent permitted by law, Unregistered Securities shall continue to be subject to successive registrations and discharges from registration at the option of the Holders thereof.

            Unregistered Securities and Coupons shall be transferred by delivery. All Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Issuer or the Securities Registrar) be duly endorsed by, or be accompanied by, a written instrument or instruments of transfer in form satisfactory to the Issuer and the Securities Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

            Each Security issued upon registration of transfer or exchange of Securities pursuant to this Section 3.6 shall be the valid obligation of the Issuer, evidencing the same indebtedness and entitled to the same benefits under this Indenture as the Security or Securities surrendered upon registration of such transfer or exchange.

            No service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.10, 10.6 or 14.3 not involving any transfer.

            The Issuer shall not be required (a) to issue, exchange or register the transfer of any Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series and ending at the close of business on the day of such mailing, or (b) to exchange or register the transfer of any Securities selected, called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not to be so redeemed. None of the Issuer, the Trustee, any Paying Agent or Securities Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

            SECTION 3.7. MUTILATED, DEFACED, DESTROYED, LOST AND STOLEN SECURITIES OR COUPONS. In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen, and in the absence of notice to the Issuer or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Issuer in the case of a mutilated Security or Coupon shall, and in the case of a lost, stolen or destroyed Security or Coupon may in its discretion, execute, and, upon an Issuer Request, the Trustee shall authenticate and deliver, a new Security with like Coupons, if any, as those attached to the mutilated, destroyed, lost or stolen Security (so that neither gain nor loss in interest shall result), of the same series, tenor and principal amount, and bearing a number, letter or other distinguishing symbol not contemporaneously outstanding, or a new Coupon, as appropriate, in exchange and substitution for the mutilated Security or Coupon, or in lieu of and in substitution for the Security or Coupon so destroyed, lost or stolen, or if any such Security or Coupon shall have matured or shall be about to mature, instead of issuing a substituted Security or Coupon, the Issuer may pay or authorize the payment of the same without surrender thereof (except in the case of a mutilated Security or Coupon); provided, however, that interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside of the United States, unless otherwise provided pursuant to Section 3.1. In every case the applicant for a substituted Security or Coupon shall furnish to the Issuer and to the Trustee such security or indemnity as may be required by them to save each of them harmless and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

            Upon the issuance of any substitute Security or Coupon under this
Section 3.7, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security or Coupon, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

            Every substitute Security or Coupon of any series issued pursuant to the provisions of this Section 3.7 by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities and Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions of this
Section 3.7 are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

            SECTION 3.8. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. The Holder of any Fully Registered Securities at the close of business on any record date with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding the cancellation of such Securities upon any transfer or exchange subsequent to the record date and prior to such Interest Payment Date and, if provided for in the Board Resolution pursuant to Section 3.1, in the case of a Security issued between a record date and the initial Interest Payment Date relating to such record date, interest for the period beginning on the date of issue and ending on such initial Interest Payment Date shall be paid to the person to whom such Security shall have been originally issued. In the case of Coupon Securities, the Holder of any Coupon shall be entitled to receive the interest, if any, payable on such Interest Payment Date, upon surrender on such Interest Payment Date of the Coupon appertaining thereto in respect of such interest. Except as otherwise specified as contemplated by Section 3.1, for Fully Registered Securities of a particular series the term "record date" as used in this Section 3.8 with respect to any Interest Payment Date shall mean the close of business on the last day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the 15th day of a calendar month and shall mean the close of business on the 15th day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the first day of a calendar month, whether or not such day shall be a Business Day in The City of New York. At the option of the Issuer, payment of interest on any Fully Registered Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

            If and to the extent the Issuer shall default in the payment of the interest due on such Interest Payment Date in respect of any Fully Registered Securities such defaulted interest shall be paid by the Issuer, at its election in each case, as provided in clause (a) or (b) below:

            (a) The Issuer may make payment of any defaulted interest to the Holder of Fully Registered Securities at the close of business on a subsequent record date established by notice given by mail, first-class postage prepaid, by or on behalf of the Issuer to such Holder at his address as it appears on the Security Register not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest.

            (b) The Issuer may make payment of any defaulted interest on the Fully Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            Any defaulted interest payable in respect of a Coupon Security of any series shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination between the Holders of Fully Registered Securities and Coupon Securities of such series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Issuer, in the manner provided in Section 13.4.

            Subject to the foregoing provisions of this Section 3.8, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            SECTION 3.9. CANCELLATION OF SECURITIES; DESTRUCTION THEREOF. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, and all Coupons surrendered for payment or exchange, if surrendered to the Issuer or any Paying Agent or any Securities Registrar, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be canceled by it, and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy canceled Securities and Coupons held by it and deliver a certificate of destruction to the Issuer. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

            SECTION 3.10. TEMPORARY SECURITIES. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities of such series in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for temporary securities all as may be determined by the Issuer with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Temporary Securities may be issued as Registered Securities or Unregistered Securities, with or without one or more Coupons attached. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge to a Holder at the Corporate Trust Office of the Trustee or, in the case of temporary Securities issued in respect of Unregistered Securities of any series, at the Corporate Trust Office of the Trustee located in a city specified elsewhere in this Indenture or pursuant to Section 3.1, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series with appropriate Coupons, if any, attached. Such exchange shall be made by the Issuer at its own expense and without any charge therefor to a Holder except that in case of any such exchange involving any registration of transfer the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

            SECTION 3.11. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

            SECTION 3.12. CURRENCY AND MANNER OF PAYMENTS IN RESPECT OF SECURITIES. (a) With respect to Registered Securities of any series denominated in Dollars or Foreign Currency and with respect to Registered Securities of any series denominated in any currency unit with respect to which the Holders of Securities of such series have not made the election provided for in paragraph
(b) below, the following payment provisions shall apply:

            (i) Except as provided in subparagraph (a)(ii) or in paragraph (e) below, payment of the principal of and premium, if any, on any Registered Security will be made at the Place of Payment by delivery of a check in the currency or currency unit in which the Security is payable on the payment date against surrender of such Registered

      Security, and any interest on any Fully Registered Security will be paid at the Place of Payment by mailing a check in the currency or currency unit in which such interest is payable to the Person entitled thereto at the address of such Person appearing on the Securities Register.

            (ii) Payment of the principal of, premium, if any, and (with respect to Fully Registered Securities only) interest on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Issuer by any appropriate method.

            (b) With respect to Registered Securities of any series denominated in any Foreign Currency or currency unit, the following payment provisions shall apply, except as otherwise provided in paragraphs (e) and (f) below:

            (i) It may be provided pursuant to Section 3.1 with respect to the Securities of such series that Holders shall have the option to receive payments of principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, on such Securities in any of the currencies which may be designated for such election in such Securities by delivering to the Trustee a written election, to be in form and substance satisfactory to the Trustee, not later than the close of business on the record date immediately preceding the applicable payment date. Such election will remain in effect for such Holder until changed by the Holder by written notice to the Trustee (but any such change must be made not later than the close of business on the record date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change may be made with respect to payments to be made on any Security of such series with respect to which notice of redemption has been given by the Issuer pursuant to Article Fourteen). Any Holder of any such Security who shall not have delivered any such election to the Trustee not later than the close of business on the applicable record date will be paid the amount due on the applicable payment date in the relevant currency unit as provided in paragraph (a) of this Section 3.12. Payment of principal of and premium, if any, shall be made on the payment date against surrender of such Security. Payment of principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, shall be made at the Place of Payment by mailing at such location a check, in the applicable currency or currency unit, to the Person entitled thereto at the address of such Person appearing on the Securities Register.

            (ii) Payment of the principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Issuer by any appropriate method.

            (c) Payment of the principal of, and premium, if any, on any Unregistered Security and of interest on any Coupon Security will be made unless otherwise specified pursuant to Section 3.1 or Section 10.1(f) by a Paying Agent at such place or places outside the United States as may be designated by the Issuer pursuant to any applicable laws or regulations by any appropriate method in the currency or currency unit in which the Security is payable

(except as provided in paragraph (e) below) on the payment date against surrender of the Unregistered Security, in the case of payment of principal and premium, if any, or the relevant Coupon, in the case of payment of interest, if any. Except as provided in paragraph (e) below, payment with respect to Unregistered Securities and Coupons will be made by check, subject to any limitations on the methods of effecting such payment as shall be specified in the terms of the Security established as provided in Section 3.1 and Section 10.1(f) and as shall be required under applicable laws and regulations.

            (d) Not later than the fourth Business Day after the record date for each payment date, the Trustee will deliver to the Issuer a written notice specifying, in the currency or currency unit in which each series of the Securities is payable, the respective aggregate amounts of principal of, premium, if any, and interest, if any, on the Securities to be made on such payment date, specifying the amounts so payable in respect of Fully Registered Securities, Registered Securities with Coupons and Unregistered Securities and in respect of the Registered Securities as to which the Holders of Securities denominated in any currency unit shall have elected to be paid in another currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 3.1 and if at least one Holder has made such election, then, not later than the eighth Business Day following each record date the Issuer will deliver to the Trustee and each Paying Agent an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. The Dollar or Foreign Currency amount receivable by Holders of Registered Securities denominated in a currency unit who have elected payment in such currency as provided in paragraph (b) above shall be determined by the Issuer on the basis of the applicable Official Currency Unit Exchange Rate set forth in the applicable Exchange Rate Officer's Certificate.

            (e) If a Foreign Currency in which any of the Securities are denominated or payable ceases to be used both by the government of the country which issued such currency or adopted such currency as its legal currency and for the settlement of transactions by public institutions of or within the international banking community, or if any currency unit in which a Security is denominated or payable ceases to be used for the purposes for which it was established, then with respect to each date for the payment of principal of, or premium, if any, and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency or such currency unit occurring after the last date on which such Foreign Currency or such currency unit was so used (the "Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date. The Dollar amount to be paid by the Issuer to the Paying Agent and by the Paying Agent to the Holders of such Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit as determined by the Dollar Determination Agent as of the record date, if any, with respect to any Interest Payment Date or the fifteenth day before the Maturity of an installment of principal (the "Valuation Date"), in the manner provided in paragraph (g) or (h) below.

            (f) If the Holder of a Registered Security denominated in a currency unit elects payment in a specified Foreign Currency as provided for by paragraph (b) and such Foreign Currency ceases to be used both by the government of the country which issued such currency or adopted such currency as its legal currency and for the settlement of transactions by public institutions of or within the international banking community, such Holder shall receive payment in such currency unit, and if such currency unit ceases to be used for the purposes for which it was established, such Holder shall receive payment in Dollars.

            (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by, and shall be set forth in a certificate delivered to the Issuer, the Trustee and each Paying Agent of, the Dollar Determination Agent as of each Valuation Date and shall be obtained by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Valuation Date.

            (h) The "Dollar Equivalent of the Currency Unit" shall be determined by, and shall be set forth in a certificate delivered to the Issuer, the Trustee and each Paying Agent of, the Dollar Determination Agent as of each Valuation Date and shall be the sum obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate on the Valuation Date for such Component Currency.

            (i) For purposes of this Section 3.12, the following terms shall have the following meanings:

            A "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the relevant currency unit.

            A "Specified Amount" of a Component Currency shall mean the number of units or fractions thereof which such Component Currency represented in the relevant currency unit, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency divided by the number of currencies into which such Component Currency was divided, and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies.

            "Market Exchange Rate" shall mean for any currency the noon Dollar buying rate for that currency for cable transfers quoted in New York City on the Valuation Date as certified for customs purposes by the Federal Reserve Bank of New York. If such rates are not available for any reason with respect to one or more currencies for which an Exchange Rate is required, the Dollar Determination Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency in question, or such other quotations as the Dollar Determination Agent shall deem appropriate. Unless otherwise specified by the Dollar Determination Agent, if there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be that upon which a nonresident issuer of securities designated in such currency would purchase such currency in order to make payments in respect of such securities.

            All decisions and determinations of the Dollar Determination Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Issuer, the Trustee, any Paying Agent and all Holders of the Securities and Coupons denominated or payable in the relevant currency or currency units. In the event that a Foreign Currency ceases to be used both by the government of the country which issued such currency or adopted such currency as its legal currency and for the settlement of transactions by public institutions of or within the international banking community, the Issuer, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 13.4 to the Holders) specifying the Conversion Date. In the event a currency unit in which Securities or Coupons are denominated or payable ceases to be used for the purposes for which it was established, the Issuer, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 13.4 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Issuer, after learning thereof, will similarly give notice to the Trustee. The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Issuer and the Dollar Determination Agent, if any, and shall not otherwise have any duty or obligation to determine such information independently.

            SECTION 3.13. COMPLIANCE WITH CERTAIN LAWS AND REGULATIONS. If any Unregistered Securities or Coupon Securities are to be issued in any series of Securities, the Issuer will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that such Unregistered Securities or Coupon Securities are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Issuer.

                                   ARTICLE IV.

                             COVENANTS OF THE ISSUER

            The Issuer covenants and agrees for the benefit of each series of Securities that on and after the date of execution of this Indenture and, except as otherwise provided, so long as any of the Securities of such series remain outstanding, as to which the Issuer remains an obligor:

            SECTION 4.1. PAYMENT OF SECURITIES. The Issuer will duly and punctually pay or cause to be paid (in the Dollars or the Foreign Currency or currency unit in which the Securities of such series and Coupons, if any, appertaining thereto are payable, except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) of this Indenture) the principal of, the premium, if any, and interest, if any, on the Securities of such series at the place or places, at the respective times and in the manner provided in such Securities, in any Coupons appertaining thereto, and in this Indenture. Each installment of interest on the Registered Securities of any series may be paid by mailing checks for such interest payable to or upon the written order of the Holders of Registered Securities entitled thereto as they shall appear on the registry books of the Issuer.

            The interest on Coupon Securities shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest, if any, on any temporary Unregistered Security shall be paid, as to any installment of interest evidenced by a Coupon attached thereto, if any, only upon presentation and surrender of such Coupon, and, as to other installments of interest, if any, only upon presentation of such Security for notation thereon of the payment of such interest.

            SECTION 4.2. OFFICES OR AGENCY. So long as any of the Securities remain Outstanding, the Issuer will maintain in the Borough of Manhattan, The City of New York, New York, an office or agency where Registered Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities of such series and this Indenture may be served, which office or agency, unless otherwise set forth in, or pursuant to, a Board Resolution or supplemental indenture relating to the Securities of such series, shall initially be a corporate trust facility of the Trustee located in the Borough of Manhattan, The City of New York, New York, and, if the Trustee shall cease to maintain such corporate trust facility, such office or agency shall be the principal corporate trust office of the Authenticating Agent designated pursuant to Section 7.14 hereof. So long as any Coupon Securities or Unregistered Securities of any series remain Outstanding, the Issuer will (except as specified pursuant to Section 3.1 or Section 10.1(f)) maintain one or more offices or agencies outside the United States in such city or cities as may be specified elsewhere in this Indenture or as contemplated by Section 3.1, with respect to such series, where Coupons appertaining to Securities of such series or Unregistered Securities of such series may be surrendered or presented for payment, or surrendered for exchange pursuant to Section 3.6 and where notices and demands to or upon the Issuer in respect of Coupons appertaining to Securities of such series or the Unregistered Securities of such series or of this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain such required office or agency or shall fail to furnish the Trustee with the address thereof, presentations, surrenders, notices and demands in respect of Registered Securities may be made or served at the Corporate Trust Office of the Trustee and the corporate trust office of any Authenticating Agent appointed hereunder, and presentations, surrenders, notices and demands in respect of Coupons appertaining to Securities of any series and Unregistered Securities may be made or served at the Corporate Trust Office of the Trustee in the other city or cities referred to above; and the Issuer hereby appoints the Trustee and any Authenticating Agent appointed hereunder its agents to receive all such presentations, surrenders, notices and demands. The Issuer agrees to appoint and continue to maintain the appointment of a Dollar Determination Agent, if necessary, to perform the functions set forth herein for the Dollar Determination Agent.

            The Issuer may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Securities of such series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain for such purposes an office or agency in the Borough of Manhattan, The City of New York, and, except as otherwise specified pursuant to
Section 3.1 or Section 10.1(f), so long as any Unregistered Securities or Coupon Securities remain Outstanding, one or more offices or agencies outside the United States.

            SECTION 4.3. APPOINTMENT TO FILL A VACANCY IN OFFICE OF TRUSTEE. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

            SECTION 4.4. PAYING AGENTS. Whenever the Issuer shall appoint a Paying Agent other than the Trustee with respect to the Securities of any series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section:

            (a) that it will hold all sums received by it as such Paying Agent for the payment of the principal of, and the premium, if any, and interest, if any, on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series, and the Coupons, if any, appertaining thereto or of the Trustee;

            (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of, or the premium, if any, or interest, if any, on the Securities of such series when the same shall be due and payable; and

            (c) that at any time during the continuance of any such failure, upon the written request of the Trustee it will forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            If the Issuer shall act as its own Paying Agent with respect to the Securities of any series, it will, on or before each due date of the principal of, premium, if any, or interest, if any, on the Securities of such series and the Coupons, if any, appertaining thereto, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series and the Coupons, if any, appertaining thereto a sum (in the currency or currency unit in which the Securities of such series are denominated, except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) of this Indenture) sufficient to pay such principal, premium, if any, or interest, if any, so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

            Whenever the Issuer shall have one or more Paying Agents with respect to the Securities of any series, it will, prior to the due date of the principal of, premium, if any, or interest, if any, on the Securities of such series and the Coupons, if any, appertaining thereto, deposit with a designated Paying Agent a sum (in the currency or currency unit described in the preceding paragraph) sufficient to pay the principal, premium, if any, or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, if any, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee at its Corporate Trust Office of its failure so to act.

            Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

            Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 12.4 and 12.5.

            SECTION 4.5. LIMITATION ON SALE AND LEASE-BACKS. The Issuer will not, nor will it permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Issuer or any Restricted Subsidiary of any Principal Property (except for temporary leases for a term of not more than three years and except for leases between the Issuer and a Restricted Subsidiary or between Restricted Subsidiaries), which property has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such person more than 120 days after the acquisition thereof or the completion of construction and commencement of full operation thereof, unless either (i) the Issuer shall apply an amount equal to the greater of the Fair Value of such property or the net proceeds of such sale, within 120 days of the effective date of any such arrangement, to the retirement (other than any mandatory retirement or by way of payment at maturity) of Securities or indebtedness ranking on a parity with the Securities or to the acquisition, construction, development or improvement of properties, facilities or equipment used for operating purposes which are, or upon such acquisition, construction, development or improvement will be, a Principal Property or a part thereof; or
(ii) at the time of entering into such arrangement, such Principal Property could have been subjected to a mortgage, pledge or other lien securing indebtedness of the Issuer or a Restricted Subsidiary in a principal amount equal to the Capitalized Lease-Back Obligation with respect to such Principal Property under clause (m) of Section 4.6 without also securing the Securities pursuant to such Section 4.6.

            SECTION 4.6. LIMITATIONS ON LIENS. The Issuer will not, and will not permit any Restricted Subsidiary to, create, suffer to be created, or assume (directly or indirectly) any mortgage, pledge or other lien upon any Principal Property, unless effective provision is made by the Issuer to secure directly the Securities of all series by such mortgage, pledge or other lien, equally and ratably with any and all other indebtedness thereby secured, so long as any such indebtedness shall be so secured; provided, however, that this Section shall not apply to any of the following:

            (a) any mortgage, pledge or other lien on any Principal Property hereafter acquired, constructed or improved by the Issuer or any Restricted Subsidiary which is created or assumed to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction or improvement, or any mortgage, pledge or other lien on any Principal Property existing at the time of acquisition thereof; provided, however, that in the case of any such acquisition the mortgage, pledge or other lien shall not extend to any Principal Property theretofore owned by the Issuer or any Restricted Subsidiary;

            (b) any mortgage, pledge or other lien existing upon any property of a company which is merged with or into or is consolidated into, or substantially all the assets or shares of capital stock of which are acquired by, the Issuer or a Restricted Subsidiary, at the time of such merger, consolidation or acquisition; provided that such mortgage, pledge or other lien does not extend to any other Principal Property, other than improvements to the property subject to such mortgage, pledge or other lien;

            (c) any pledge or deposit to secure payment of workmen's compensation or insurance premiums, or in connection with tenders, bids, contracts (other than contracts for the payment of money) or leases;

            (d) any pledge of, or other lien upon, any assets as security for the payment of any tax, assessment or other similar charge by any governmental authority or public body, or as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or right;

            (e) any pledge or lien necessary to secure a stay of any legal or equitable process in a proceeding to enforce a liability or obligation contested in good faith by the Issuer or a Restricted Subsidiary or required in connection with the institution by the Issuer or a Restricted Subsidiary of any legal or equitable proceeding to enforce a right or to obtain a remedy claimed in good faith by the Issuer or a Restricted Subsidiary, or required in connection with any order or decree in any such proceeding or in connection with any contest of any tax or other governmental charge; or the making of any deposit with or the giving of any form of security to any governmental agency or any body created or approved by law or governmental regulation in order to entitle the Issuer or a Restricted Subsidiary to maintain self-insurance or to participate in any fund in connection with workmen's compensation, unemployment insurance, old age pensions or other social security or to share in any provisions or other benefits provided for companies participating in any such arrangement or for liability on insurance of credits or other risks;

            (f) any mechanics', carriers', workmen's, repairmen's or other like liens, if arising in the ordinary course of business, in respect of obligations which are not overdue or liability for which is being contested in good faith by appropriate proceedings;

            (g) any lien or encumbrance on property in favor of the United States of America, or of any agency, department or other instrumentality thereof, to secure partial, progress or advance payments pursuant to the provisions of any contract;

            (h) any mortgage, pledge or other lien securing any indebtedness incurred in any manner to finance or recover the cost to the Issuer or any Restricted Subsidiary of any physical property, real or personal, which prior to or simultaneously with the creation of such indebtedness shall have been leased by the Issuer or a Restricted Subsidiary to the United States of America or a department or agency thereof at an aggregate rental, payable during that portion of the initial term of such lease (without giving effect to any options of renewal or extension) which shall be unexpired at the date of the creation of such indebtedness, sufficient (taken together with any amounts required to be paid by the lessee to the lessor upon any termination of such lease) to pay in full at the stated maturity date or dates thereof the principal of and the interest on such indebtedness;

            (i) any mortgage, pledge or other lien securing indebtedness of a Restricted Subsidiary to the Issuer or a Restricted Subsidiary, provided that in the case of any sale or other disposition of such indebtedness by the Issuer or such Restricted Subsidiary, such sale or other disposition shall be deemed to constitute the creation of another mortgage, pledge or other lien;

            (j) any mortgage, pledge or other lien affecting property of the Issuer or any Restricted Subsidiary securing indebtedness of the United States of America or a State thereof (or any instrumentality or agency of either thereof) issued in connection with a pollution control or abatement program required in the opinion of the Issuer to meet environmental criteria with respect to any facility of the Issuer or any Restricted Subsidiary and the proceeds of which indebtedness have financed the cost of acquisition of such program;

            (k) the renewal, extension, replacement or refunding of any mortgage, pledge, lien, deposit, charge or other encumbrance permitted by the foregoing provisions of this Section upon the same property theretofore subject thereto, or the renewal, extension, replacement or refunding of the amount secured thereby, provided that in each case such amount outstanding at that time shall not be increased;

            (l) any mortgage, pledge or liens affecting property of the Issuer or any Restricted Subsidiary existing on the date of this Indenture; or

            (m) any other mortgage, pledge or other lien, provided that immediately after the creation or assumption of such mortgage, pledge or other lien, the total of (i) the aggregate principal amount of indebtedness of the Issuer and Restricted Subsidiaries secured by all mortgages, pledges and other liens created or assumed under the provisions of this clause (m), plus (ii) the aggregate amount of Capitalized Lease-Back Obligations of the Issuer and Restricted Subsidiaries under the entire unexpired terms of all leases entered into in connection with sale and lease-back transactions which would have been precluded by the provisions of Section 4.5 but for the satisfaction of the condition set forth in clause (ii) thereof, shall not exceed an amount equal to 15% of Consolidated Net Tangible Assets.

            Neither (a) the lease of any property by the Issuer or a Restricted Subsidiary, and rental obligations with respect thereto (whether or not arising out of sale and lease-back of properties and whether or not in accordance with generally accepted principles of accounting such property is carried as an asset and such rental obligations are carried as indebtedness on the Issuer's or a Restricted Subsidiary's balance sheet) nor (b) the sale or other transfer of (i) timber or other natural resources in place for a period of time until, or in an amount such that, the purchaser will realize therefrom a specified amount of money (however determined) or a specified amount of such resources, or (ii) any other interest in property of the character commonly referred to as a "production payment", shall in any event be deemed to be the creation of a mortgage, pledge or other lien.

            SECTION 4.7. CERTIFICATES TO TRUSTEE. The Issuer will, on or before April 1 in each year, commencing with the first calendar year following the issuance of Securities of any series under this Indenture, file with the Trustee a certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Issuer, covering the period from the date of issuance of such Securities to the end of the calendar year in which such Securities were issued, in the case of the first such certificate, and covering the preceding calendar year in the case of each subsequent certificate, and stating whether or not, to the knowledge of the signer, the Issuer has complied with all conditions and covenants on its part contained in this Indenture, and, if the signer has obtained knowledge of any default by the Issuer in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof. For the purpose of this Section 4.7, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture. The Issuer also shall comply with Trust Indenture Act Section 314(a)(4).

            SECTION 4.8. SECURITIES TO BE EQUALLY AND RATABLY SECURED UNDER PLEDGE AGREEMENT.

            (a) Until a Pledge Termination Event occurs, the Securities shall be entitled to the benefits of the Pledge Agreement as described and confirmed in the Notice of Pledge Agreement Entitlement, a form of which appears as Exhibit D to this Indenture.

            (b) At or prior to the original issuance of any Securities, unless a Pledge Termination Event has occurred, the Issuer will have delivered an executed Notice of Pledge Agreement Entitlement to the collateral agent under the Pledge Agreement and will have obtained a confirmation of receipt, a form of which appears as Exhibit E to this Indenture.

            (c) Until a Pledge Termination Event occurs, the Issuer will do all things necessary to extend the benefits of the Pledge Agreement to the Securities as provided in the Notice of Pledge Agreement Entitlement, including without limitation, executing, filing, registering or recording any instruments, documents, confirmations or notices and complying with the reasonable requests of the collateral agent.

            (d) The Issuer shall comply with the requirements of Section 314(d) of the Trust Indenture Act of 1939, as amended, to the extent applicable to the Securities and the Pledge Agreement.

            (e) Each Holder, by acceptance of a Security, and the Trustee acknowledge and agree that the benefits of the Pledge Agreement shall terminate upon a Pledge Termination Event, and that prior to a Pledge Termination Event, the collateral agent under the Pledge Agreement may release any part of the collateral under the Pledge Agreement without the consent of any Holder or the Trustee.

            (f) In the event that a Pledge Termination Event occurs as a result of a simultaneous refinancing of the Senior Credit Facility and such refinanced Indebtedness is secured by a lien on any of the assets or properties of the Issuer or any Guarantor, the Securities shall be secured equally and ratably so long as, and only for so long as, such other indebtedness is so secured.

            SECTION 4.9. FINANCIAL INFORMATION. At any time the Issuer is not subject to either Section 13 or 15(d) of the Exchange Act and any Security initially issued hereunder in reliance on Rule 144A has not been exchanged for an Exchange Security or sold in connection with an effective Shelf Registration Statement pursuant to the Registration Rights Agreement, the Issuer shall, at the request of any Holder, provide to such Holder and any prospective purchaser designated by such Holder, as the case may be, such information, if any, required by Rule 144A(d)(4) under the Securities Act.

            SECTION 4.10. CORPORATE EXISTENCE. The Issuer shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory) and material franchises (other than as contemplated by Section 11.1); provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation of such rights or franchises is no longer desirable in the conduct of the business of the Issuer.

            SECTION 4.11. FURTHER INSTRUMENTS AND ACTS. The Issuer shall execute and deliver to the Trustee such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE V.

         SECURITYHOLDERS LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE

            SECTION 5.1. ISSUER TO FURNISH TRUSTEE INFORMATION AS TO NAMES AND ADDRESSES OF SECURITYHOLDERS. The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee for the Securities of each series a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of each series:

            (a) semiannually and not more than 15 days after each record date for the payment of interest, if any, on such Securities of such series, as of such record date, and on dates to be determined pursuant to Section 3.1 for non-interest bearing Securities of such series in each year, and

            (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Registered Securities of such series, as of the respective record dates therefor (and on dates to be determined pursuant to Section 3.1 if the Securities of such series do not bear interest) as of a date not more than 15 days prior to the time such information is furnished and need not include information received after such date; provided that if and so long as the Trustee shall be the Securities Registrar for such series, such list shall not be required to be furnished.

            The Issuer shall also be required to furnish such information which is known to it concerning the Holders of Coupons and Unregistered Securities; provided, however, that the Issuer shall have no obligation to investigate any matter relating to any Holder of an Unregistered Security or any Holder of a Coupon.

            SECTION 5.2. PRESERVATION AND DISCLOSURE OF SECURITYHOLDERS LISTS.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities (1) contained in the most recent list furnished to it as provided in Section 5.1, (2) maintained by the Trustee in its capacity as Paying Agent for such series (if so acting) and of the Security Registrar for such series, and (3) filed with it within two preceding years pursuant to the provisions of paragraph (ii) of subsection (c) of Section 5.4.

            The Trustee for any series of the Securities may (1) destroy any list furnished to it as provided in Section 5.1 upon receipt of a new list so furnished, (2) destroy any information received by it as Paying Agent for such series (if so acting) hereunder upon delivery to itself as Trustee of a list containing the names and addresses of the Holders of Securities of such series obtained from such information since the delivery of the next previous list, if any, (3) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) upon the receipt of a new list so delivered, and (4) destroy any information filed with it by Holders of Securities of such series for the purpose of receiving reports pursuant to the provisions of paragraph (ii) of subsection (c) of Section 5.4, but not until two years after such information has been filed with it.

            (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case at least three of the applicants must all hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, as its election, either:

            (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection
      (a) of this Section 5.2; or

            (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this
      Section 5.2, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

            If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such series or all Holders of Securities of all series for which it is Trustee, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.2 a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Holders of Securities of all series for which it is Trustee, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Issuer, each of the Guarantors and the Trustee that neither the Issuer nor any of the Guarantors nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section 5.2, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

            SECTION 5.3. REPORTS BY THE ISSUER. The Issuer covenants:

            (a) to file with the Trustee for each series of Securities, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Issuer is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national exchange as may be prescribed from time to time in such rules and regulations;

            (b) to file with the Trustee for each series of Securities and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

            (c) to transmit by mail to the Holders of Securities in the manner and to the extent provided in Section 5.4(c) and (d), within 30 days after the filing thereof with the Trustee for each series of Securities, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.

            SECTION 5.4. REPORTS BY THE TRUSTEE. (a) On or before July 15 in each year following the date hereof, so long as any Securities are outstanding hereunder, the Trustee for each series of Securities shall transmit by mail as provided below to the Securityholders of such series, as hereinafter in this Section provided, a brief report dated as of the preceding May 15 with respect to any of the following events which may have occurred during the twelve months preceding the date of such report (but if no such event has occurred within such period, no report need be transmitted):

            (i) any change to its eligibility under Section 7.9 and its qualifications under Section 7.8;

            (ii) the creation of or any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

            (iii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities of any series Outstanding on the date of such report;

            (iv) any change to the amount, interest rate, and maturity date of all other indebtedness owing by the Issuer (or by any other obligor on the Securities of any series) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in Section 7.13(b)(2), (3), (4) or (6);

            (v) any change to the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

            (vi) any additional issue of Securities of any series for which it is Trustee which the Trustee has not previously reported; and

            (vii) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.11.

            (b) The Trustee for each series of Securities shall transmit to the Securityholders of such series, as provided in subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee, as such, since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of this Indenture) for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any series on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection (b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of Securities of such series Outstanding at such time, such report to be transmitted within 90 days after such time.

            (c)   Reports pursuant to this Section shall be transmitted by mail:

            (i) to all registered Holders of Registered Securities, as the names and addresses of such Holders appear in the applicable Securities Register;

            (ii) to such Holders of Securities of any series as have, within two years preceding such transmission, filed their names and addresses with the Trustee for such series for that purpose; and

            (iii) except in the cases of reports pursuant to subsection (b) of this Section 5.4, to each Holder of a Security of any series whose name and address is preserved at the time by the Trustee for such series, as provided in subsection (a) of Section 5.2.

            (d) A copy of each such report shall, at the time of such transmission to Securityholders of any series, be furnished to the Issuer and be filed by the Trustee for such series with each stock exchange upon which the Securities of any series are listed and also with the Commission. The Issuer agrees to notify the Trustee for each series when and as the Securities of such series become admitted to trading on any national securities exchange.

                                   ARTICLE VI.

         REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

            SECTION 6.1. EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT. "Event of Default", with respect to the Securities of any series, wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or is specifically deleted or modified in the applicable Board Resolution or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 3.1:

            (a) default in the payment of any installment of interest or additional interest upon any of the Securities of such series as and when the same shall become due and payable and continuance of such default for a period of 30 days; or

            (b) default in the payment of all or any part of the principal of or the premium, if any, on any of the Securities of such series as and when the same shall become due and payable, either at maturity, upon redemption, by declaration or otherwise; or

            (c) default in the deposit of any sinking fund payment when and as due and payable by the terms of the Securities of such series; or

            (d) default in the performance or observance of any other covenant or agreement of the Issuer in respect of the Securities of such series (other than a covenant or agreement in respect of the Securities of such series a default in whose performance or observance is elsewhere in this Section specifically dealt with) and continuance of such default for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (e) an event of default, as defined in any indenture or instrument evidencing or under which the Issuer has at the date of this Indenture or shall hereafter have outstanding at least $50,000,000 aggregate principal amount of indebtedness for borrowed money other than Non-Recourse Indebtedness (or, in the case of discounted indebtedness other than Non-Recourse Indebtedness, the principal amount that upon acceleration of such indebtedness would result in at least $50,000,000 being then due and payable), shall happen and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within 30 days after notice thereof shall have been given to the Issuer by the Trustee (if such event be known to it) or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding; provided, however, that, if such event of default under such indenture or instrument shall be remedied or cured by the Issuer or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived, without further action upon the part of either the Trustee or any of the Securityholders; or

            (f) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any of its Significant Subsidiaries in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or any of its Significant Subsidiaries, or ordering the winding up or liquidation of any of their affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (g) the commencement by the Issuer or any of its Significant Subsidiaries of a voluntary case under the Federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Issuer or any of its Significant Subsidiaries, or the making by them of any assignment for the benefit of their creditors; or

            (h) any other Event of Default established by or pursuant to a Board Resolution or one or more indentures supplemental hereto as applicable to the Securities of such series.

            If an Event of Default described in clause (a), (b), (c), (d) or (h) above (if the Event of Default under clause (d) or (h) is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series voting as a separate class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of such series) of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (d), (e), (f), (g) or
(h) above (if the Event of Default under clause (d) or (h) is with respect to all series of Securities then Outstanding) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default described in clause (f) or (g) above occurs, then the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding and the interest accrued thereon, if any, shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

            The foregoing provisions, however, are subject to the condition that, if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) of this Indenture), all matured installments of interest, if any, upon all the Securities of such series (or upon all the Securities, as the case may be) and (in the currency or currency unit described above) the principal of (and premium, if any, on) any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the Overdue Rate applicable to such series to the date of such payment or deposit) and in Dollars all amounts payable to the Trustee pursuant to the provisions of Section 7.6 and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under this Indenture, other than the nonpayment of the principal of and accrued interest on Securities of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein--then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series (each Series voting as a separate class) or of all the Securities (voting as a single class), as the case may be, then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to that series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

            In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Issuer and the Trustee shall continue as though no such proceedings had been taken.

            For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

            SECTION 6.2. COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of or any premium, if any, on any Securities of any series when the same shall have become due and payable, whether upon Maturity of the Securities of such series or upon any redemption or by declaration or otherwise or (c) in case of default in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series--then upon demand of the Trustee for such series, the Issuer will pay to the Trustee for the benefit of the Holder of any such Security (or Holders of any such series of Securities in the case of clause (c) above) and the Holders of any Coupons appertaining thereto the whole amount that then shall have become due and payable on any such Security (or Securities of any such series in the case of clause (c) above) and matured Coupons, if any, appertaining thereto for the principal, premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any, and, so far as payment of the same is enforceable under applicable law, on overdue installments of interest, at the Overdue Rate applicable to any such Security (or Securities of any such series in the case of clause (c)); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection and any further amounts payable to the Trustee pursuant to the provisions of Section 7.6.

            In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid and may prosecute any such action or proceedings to judgment or final decree and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities (or Securities of any such series in the case of clause (c)) and Coupons and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Securities (or Securities of any such series in the case of clause (c)) and Coupons, wherever situated, the moneys adjudged or decreed to be payable.

            The Trustee for any series of the Securities shall be entitled and empowered, either in its own name as trustee of an express trust, or as attorney-in-fact for the Holders of any of the Securities of such series and for the Holders of any Coupons appertaining thereto or in both such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of Securities of such series and the Holders of any Coupons appertaining thereto allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceedings, or any judicial proceedings, relative to the Issuer or any other obligor on the Securities of such series and any Coupons appertaining thereto or its creditors or its property. The Trustee for each series of the Securities is hereby irrevocably appointed (and the successive respective Holders of the Securities of such series and the Holders of any Coupons appertaining thereto, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders of the Securities of such series and the Holders of any Coupons appertaining thereto, with authority to make or file in the respective names of the Holders of the Securities of such series and the Holders of any Coupons appertaining thereto or on behalf of all the Holders of Securities of all series and the Holders of any Coupons appertaining thereto for which it is Trustee any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any other papers and documents and do and perform any and all acts and things for and on behalf of such Holders of the Securities of such series and the Holders of any Coupons appertaining thereto, as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Holders of the Securities of such series and the Holders of any Coupons appertaining thereto against the Issuer or any other obligor on the Securities of such series and any Coupons appertaining thereto and/or its property allowed in any such proceedings, and to receive payment of or on account of such claims in moneys or such other properties payable therefor and to distribute the same; provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any Holder of Securities of any series or any Holder of any Coupons appertaining thereto, any plan of reorganization, arrangement or readjustment of the Issuer or any other obligor on the Securities of any series and any Coupons appertaining thereto or, by other action of any character in any such proceeding, to waive or change in any way any right of any Holder of any Security of any series or any Holder of any Coupon appertaining thereto even though it may otherwise be entitled so to do under any present or future law, all such power or authorization being thereby expressly denied.

            All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series or Coupons appertaining thereto, may be enforced by the Trustee for such series without the possession of any of the Securities of any series or Coupons appertaining thereto, or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee for such series, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities or Coupons in respect of which such action was taken.

            In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be party) the Trustee shall be held to represent all the Holders of the Securities in respect of which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

            SECTION 6.3. APPLICATION OF PROCEEDS. Any moneys collected by the Trustee pursuant to this Article in respect of any series of the Securities, together with any other sums held by the Trustee (as such) hereunder (other than sums held in trust for the benefit of the Holders of particular Securities or Coupons), shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation (except in respect of Subdivision First below) of the several Securities and any Coupons appertaining thereto in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

            FIRST: To the payment of costs and expenses applicable to such series in respect of which moneys have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys, and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 7.6;

            SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee), so far as it may be enforceable under applicable law, upon the overdue installments of interest at the Overdue Rate applicable to such series, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

            THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal, premium, if any, and interest, if any, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee), so far as payment of the same is enforceable under applicable law, upon overdue installments of interest, if any, at the Overdue Rate applicable to such series; and, in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal, premium, if any, and interest, if any, without preference or priority, of principal and premium, if any, over interest, or of interest, if any, over principal and premium, if any, or of any installment of interest, if any, over any other installment of interest, if any, or of any Security of such series over any other Security of such series, or of any Coupon appertaining thereto over any other Coupon appertaining thereto, ratably to the aggregate of such principal premium, if any, and accrued and unpaid interest, if any; and

            FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto or as a court of competent jurisdiction may direct.

            SECTION 6.4. SUITS FOR ENFORCEMENT. In case an Event of Default with respect to Securities of any series has occurred, has not been waived and is continuing, the Trustee for such series may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

            SECTION 6.5. RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer, each of the Guarantors and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, each of the Guarantors the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

            SECTION 6.6. LIMITATIONS ON SUITS BY SECURITYHOLDERS. No Holder of any Security of any series or Holder of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee for such series written notice of default with respect to such series and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee for such series to institute such action or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security and by the taker and Holder of any Coupon appertaining thereto with every other taker and Holder of any Security and of any Coupon appertaining thereto and the Trustee for the Securities of each series that no one or more Holders of Securities of any series or of any Coupons appertaining thereto shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities of such series or of any Coupons appertaining thereto, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series or of any Coupons appertaining thereto. For the protection and enforcement of the provisions of this Section, each and every Holder of Securities of any series or of any Coupons appertaining thereto and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 6.7. UNCONDITIONAL RIGHT OF SECURITYHOLDERS TO INSTITUTE CERTAIN SUITS. Nothing contained in this Indenture, in the Securities of any series or in any Coupon appertaining thereto shall affect or impair the obligation of the Issuer, which is unconditional and absolute, to pay the principal of, and premium, if any, and interest, if any, on the Securities of such series at the respective places, at the respective times, at the respective rates, in the respective amounts and in the coin, currency, or currency unit therein and herein prescribed, or affect the right of any Holder of a Security of any series or a Coupon to receive payment of the principal of (or premium, if any) or interest, if any, on any such Security or Coupon on or after the Maturity of such Security or the related Interest Payment Date, or affect or impair the right of action, which is also absolute and unconditional, of any Holder of any Security or Coupon, if any, to institute suit to enforce such payment at the respective due dates expressed in such Security or Coupon, if any, or upon redemption, by declaration, repayment or otherwise as herein provided without reference to, or the consent of, the Trustee or the Holder of any other Security or Coupon, if any, unless such Holder consents thereto.

            SECTION 6.8. POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT. Except as provided in Section 6.6, no right or remedy herein conferred upon or reserved to the Trustee for any series of the Securities or to the Holder of any Security of such series or any Coupon appertaining thereto is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            No delay or omission of the Trustee or of any Holder of any Security of any series or any Coupon appertaining thereto to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 6.6, every power and remedy given by this Indenture or by law to the Trustee for any series of the Securities or to the Holder of the Security of such series or any Coupon appertaining thereto may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holder of such Security or any Coupon appertaining thereto.

            SECTION 6.9. CONTROL BY THE HOLDERS OF SECURITIES. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee for such series, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 7.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 7.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

            Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

            SECTION 6.10. WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Securities of any series as provided in
Section 6.1, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default described in clauses (d) and (h) of Section 6.1 which relates to less than all series of Securities then Outstanding, the Holders of a majority in aggregate principal amount of the Securities then Outstanding affected thereby (each series voting as a separate class) may waive any such default or Event of Default or, in the case of an event specified in clause (d) or (h) (if the Event of Default under clause (d) or (h) relates to all series of Securities then Outstanding), (e), (f) or (g) of Section 6.1, the Holders of a majority in aggregate principal amount of all the Securities then Outstanding (voting as one class) may waive any such default or Event of Default and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, each of the Guarantors the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

            SECTION 6.11. TRUSTEE TO GIVE NOTICE OF DEFAULT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES. The Trustee shall transmit to the Securityholders of any series, as the names and addresses of such Holders appear on the registry books, and to such Holders of Securities of any series and of Coupons as have, within two years preceding such notice, filed their names and addresses with the Trustee for that purpose, notice by mail of all defaults known to the Trustee which have occurred with respect to such series, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or trustees and/or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series and of Coupons, if any, appertaining thereto.

            SECTION 6.12. RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Security and each Holder of any Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for the Securities of any series for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee for the Securities of any series, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series Outstanding or, in the case of any suit relating to or arising under clause (d) or (h) of
Section 6.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities Outstanding affected thereby or, in the case of any suit relating to or arising under clause
(d), (h) (if the suit under clause (d) or (h) relates to all the Securities then Outstanding), (e), (f) or (g) of Section 6.1, 10% in aggregate principal amount of all Securities Outstanding or to any suit instituted by any Holder of Securities or Coupons for the enforcement of the payment of the principal of, premium, if any, or interest, if any, on any Security or Coupon on or after the due date expressed in such Security or Coupon.

            SECTION 6.13. JUDGMENT CURRENCY. If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Issuer hereunder or under any Security or Coupon, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or Coupon, then such conversion shall be made at the Conversion Rate as in effect on the date the Issuer shall make payment to any person in satisfaction of such judgment. If, pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Conversion Rate and the Conversion Rate as in effect on the date of payment, the Issuer agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is the amount in such other currency or currency unit which, when converted at the Conversion Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Security or Coupon. Any amount due from the Issuer under this
Section 6.13 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or Coupon. In no event, however, shall the Issuer be required to pay more in the currency or currency unit due hereunder or under such Security or Coupon at the Conversion Rate as in effect when payment is made than the amount of currency or currency unit stated to be due hereunder or under such Security or Coupon so that in any event the Issuer's obligations hereunder or under such Security or Coupon will be effectively maintained as obligations in such currency or currency unit.

            For purposes of this Section 6.13, "Conversion Rate" shall mean the spot rate at which in accordance with normal banking procedures the currency or currency unit into which an amount due hereunder or under any Security or Coupon is to be converted could be purchased with the currency or currency unit due hereunder or under any Security or Coupon from major banks located in New York, London, or any other principal market for such purchased currency or currency unit.

                                  ARTICLE VII.

                             CONCERNING THE TRUSTEE

            SECTION 7.1. DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of that series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee as to that series shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

            (a) prior to the occurrence of an Event of Default with respect to the Securities of such series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

            (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

            (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or responsible officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (c) the Trustee shall not be liable for any determination, action or judgment of any Dollar Determination Agent or any other agent appointed by the Issuer pursuant to this Indenture; and

            (d) the Trustee for the Securities of any series shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities of such series pursuant to Section 6.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

            None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

            SECTION 7.2. CERTAIN RIGHTS OF THE TRUSTEE. Subject to Section 7.1:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of a Dollar Determination Agent or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or any Assistant Secretary of the Issuer;

            (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (d) the Trustee for Securities of any series shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders of such series pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

            (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

            (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; and

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

            SECTION 7.3. TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities or Coupons. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

            SECTION 7.4. TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC. The Trustee, any Paying Agent, any Securities Registrar or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 7.8 and 7.13, if operative, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee, Paying Agent, Securities Registrar or such agent.

            SECTION 7.5. MONEYS HELD BY TRUSTEE. Subject to the provisions of
Section 4.4 hereof, all moneys in any currency or currency unit received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

            SECTION 7.6. COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM. The Issuer covenants and agrees to pay to the Trustee for the Securities of each series from time to time, and the Trustee shall be entitled to, reasonable compensation in Dollars (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee in Dollars for the Securities of each series upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify in Dollars the Trustee and each predecessor Trustee for the Securities of each series for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a claim prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim.

            SECTION 7.7. RIGHT OF TRUSTEE TO RELY ON OFFICERS' CERTIFICATE, ETC. Subject to Sections 7.1 and 7.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

            SECTION 7.8. QUALIFICATION OF TRUSTEE; CONFLICTING INTERESTS. The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series of Securities other than that series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second-to-last paragraph of Section 310(b) of the Trust Indenture Act.

            SECTION 7.9. PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE. There shall at all times be a Trustee for each series of Securities hereunder, which shall at all times be either:

            (a) a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, state or District of Columbia authority, or

            (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $10,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee for the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10. Neither the Issuer nor any person directly or indirectly controlling, controlled by or under common control with the Issuer shall serve as trustee for the Securities of any series issued hereunder.

            SECTION 7.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE. (a) The Trustee, or any trustee or trustees hereafter appointed, for the Securities of any series may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and by mailing notice thereof by first-class mail to Holders of the applicable series of Securities at their last addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 6.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

            (b)   In case at any time any of the following shall occur:

            (i) the Trustee for the Securities of any series shall fail to comply with the provisions of Section 7.8 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months;

            (ii) the Trustee for the Securities of any series shall cease to be eligible in accordance with the provisions of Section 7.9 and shall fail to resign after written request therefor by the Issuer or by any Securityholder of such series; or

            (iii) the Trustee for the Securities of any series shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.12, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee for such series.

            (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding may at any time remove the Trustee with respect to the Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 8.1 of the action in that regard taken by the Securityholders.

            (d) Any resignation or removal of the Trustee with respect to any series of the Securities and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

            SECTION 7.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series of the Securities shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer, or of the successor trustee, upon payment of its charges then unpaid, the Trustee ceasing to act shall, subject to Section 4.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.6.

            If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees cotrustees of the same trust and that each such Trustee shall be trustee of a trust or trusts under separate indentures.

            No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of
Section 7.8 and eligible under the provisions of Section 7.9.

            Upon acceptance of appointment by any successor trustee as provided in this Section 7.11, the Issuer shall mail notice thereof by first-class mail to the Holders of Securities of any applicable series and to the Holders of Coupons, if any, appertaining thereto for which such successor trustee is acting as Trustee at their last addresses as they shall appear in the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 7.10. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

            SECTION 7.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE. Any corporation into which the Trustee for the Securities of any series may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee for such series hereunder; provided that such corporation shall be qualified under the provisions of Section 7.8 and eligible under the provisions of Section 7.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of one or more series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

            SECTION 7.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE ISSUER.
(a) Subject to the provisions of this Section, if the Trustee for the Securities of any series shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Issuer or any other obligor of the Securities of such series within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities of such series, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities (as defined in this Section):

            (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor, in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Issuer and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in subsection (a)(2) of this Section or from the exercise of any right of setoff which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Issuer upon the date of such default; and

            (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Issuer and its other creditors in such property or such proceeds.

            Nothing herein contained, however, shall affect the right of the
Trustee:

            (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Issuer) who is liable thereon, (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person and (iii) distributions made in cash, securities or other property in respect of claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law;

            (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

            (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section would occur within three months; or

            (D) to receive payment on any claim referred to in paragraph (B) or
(C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

            For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

            If the Trustee for the Securities of any series shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders of the Securities of such series, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities in such manner that the Trustee, such Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Issuer of the funds and property in such special account and before crediting to the respective claims of the Trustee, Holders of the Securities of such series, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders of such Securities, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders of such Securities, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, to make a specific allocation of such distributions, as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

            Any Trustee who has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this subsection
(a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

            (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three months' period; and

            (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

            (b) There shall be excluded from the operation of this Section a creditor relationship arising from:

            (1) the ownership or acquisition of securities issued under any indenture or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

            (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Holders of the applicable series of Securities and the Holders of the Coupons, if any, appertaining thereto, at the time and in the manner provided in this Indenture;

            (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary or other similar capacity;

            (4) an indebtedness created as a result of services rendered or premises rented or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c)(3) below;

            (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Issuer; or

            (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c)(4) of this Section.

            (c) As used in this Section:

            (1) the term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities of the applicable series or upon the other indenture securities when and as such principal or interest becomes due and payable;

            (2) the term "other indenture securities" shall mean securities upon which the Issuer is an obligor (as defined in the Trust Indenture Act) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of subsection (a) of this Section and (iii) under which a default exists at the time of the apportionment of the funds and property held in said special account;

            (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

            (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Issuer for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided that the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

            (5) the term "Issuer" shall mean any obligor upon the Securities.

            SECTION 7.14. AUTHENTICATING AGENT. So long as any Securities of a series remain outstanding, if the Trustee ceases to maintain a corporate trust facility in the Borough of Manhattan, The City of New York, New York, or otherwise upon an Issuer Request, there shall be an authenticating agent (the "Authenticating Agent") appointed, for such period as the Issuer shall elect, by the Trustee for such series of Securities to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of each series of Securities for which it is serving as Trustee. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee for such series or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee for such series except by way of original issuance by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 and subject to supervision or examination by Federal or state authority. If the Trustee does not maintain a corporate trust facility in the Borough of Manhattan, The City of New York, New York, the Authenticating

Agent shall have its principal office and place of business in the Borough of Manhattan, The City of New York, New York.

            Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee for such series or such Authenticating Agent. Any Authenticating Agent may at any time, and, if it shall cease to be eligible, shall, resign by giving written notice of resignation to the applicable Trustee and to the Issuer. The Trustee for any series of Securities may at any time terminate the agency of any Authenticating Agent for such series by giving written notice of termination to such Authenticating Agent and to the Issuer.

            Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.14 with respect to one or more or all series of Securities, the Trustee for such series shall upon Issuer Request appoint a successor Authenticating Agent, and the Issuer shall provide notice of such appointment to all Holders of Securities of such series or any Coupons appertaining thereto in the manner and to the extent provided in
Section 13.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Trustee for the Securities of such series agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payment subject to the provisions of Section 7.6. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee for such series.

                                  ARTICLE VIII.

                      CONCERNING THE HOLDERS OF SECURITIES

            SECTION 8.1. ACTION BY HOLDERS. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced
(a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. The Issuer may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section

5.1 of this Indenture prior to such solicitation. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

            SECTION 8.2. PROOF OF EXECUTION OF INSTRUMENTS BY HOLDERS OF SECURITIES. Subject to Sections 7.1, 7.2 and 9.5, the execution of any instrument by a Holder of a Security or of any Coupon or his agent or proxy may be proved in the following manner:

            (a) The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds that the person executing such instrument acknowledged to him the execution thereof or by any affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (b) The ownership of Registered Securities of any series shall be proved by the Securities Register for such series or by a certificate of the Securities Register for such series; the ownership of Unregistered Securities of any series and Coupons shall be proved by proof of possession reasonably satisfactory to the Trustee.

            (c) The record of any Holders' meeting shall be proved in the manner provided in Section 9.6.

            SECTION 8.3. HOLDERS TO BE TREATED AS OWNERS. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Registered Security shall be registered upon the Security Register for such series as the absolute owner of such Security (notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.8), if such registered Security is a Fully Registered Security, interest, if any, on such Registered Security and for all other purposes whatsoever whether or not such Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon, whether or not the Security to which such Coupon appertained be registered, as the absolute owner of such Security or Coupon for the purposes of receiving payment thereof or on account thereof and for all other purposes whatsoever whether or not such Security or Coupon be overdue, and neither the Issuer, the Trustee, any Paying Agent nor any Security Registrar shall be affected by notice to the contrary. All such payments so made to any Holder for the time being or upon his order shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon such Security or Coupon.

            SECTION 8.4. SECURITIES OWNED BY ISSUER DEEMED NOT OUTSTANDING. In determining whether the Holders of the requisite aggregate principal amount of Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 7.1 and 7.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

            SECTION 8.5. RIGHT OF REVOCATION OF ACTION TAKEN. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and any Coupon appertaining thereto and of any Securities and Coupons issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security or Coupon or such other Security or Coupon. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

                                   ARTICLE IX.

                                HOLDERS' MEETINGS

            SECTION 9.1. PURPOSES OF MEETINGS. A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

            (1) to give any notice to the Issuer or to the Trustee for the Securities of such series, to give any directions to the Trustee for such series, to consent to the waiving of any default hereunder and its consequences or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Six;

            (2) to remove the Trustee for such series and nominate a successor trustee pursuant to the provisions of Article Seven;

            (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.2; or

            (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

            SECTION 9.2. CALL OF MEETINGS BY TRUSTEE. The Trustee for the Securities of any series may at any time call a meeting of Holders of Securities of such series to take any action specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or such other Place of Payment as the Trustee for such series shall determine. Notice of every meeting of the Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of Securities of such series in the manner and to the extent provided in Section 13.4. Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for the meeting.

            SECTION 9.3. CALL OF MEETINGS BY ISSUER OR HOLDERS. In case at any time the Issuer, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any or all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of Securities of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting and the Trustee for such series shall not have given the notice of such meeting within 20 days after receipt of such request, then the Issuer or such Holders may determine the time and the place in the Borough of Manhattan or other Place of Payment for such meeting and may call such meeting to take any action authorized in Section 9.1, by giving notice thereof as provided in Section 9.2.

            SECTION 9.4. QUALIFICATIONS FOR VOTING. To be entitled to vote at any meeting of Holders a person shall be (a) a Holder of one or more Securities with respect to which such meeting is being held or (b) a person appointed by an instrument in writing as proxy by such Holder. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the Securities of the series with respect to which such meeting is being held and its counsel and any representatives of the Issuer and its counsel.

            SECTION 9.5. REGULATIONS. Notwithstanding any other provisions of this Indenture, the Trustee for the Securities of any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Securities of such series, in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote and such other matters concerning the conduct of the meeting as it shall think fit.

            The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of the Securities of such series as provided in Section 9.3, in which case the Issuer or the Holders calling the meeting as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

            Subject to Section 8.4, at any meeting each Holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each 1,000 (in the currency or currency unit in which such Securities are denominated) principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding") of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or instruments in writing aforesaid duly designating him as the person to vote on behalf of other Holders of such series. At any meeting of Holders, the presence of persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present. Any meeting of Holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 9.2 or Section 9.3 may be adjourned from time to time by a majority of such Holders present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

            SECTION 9.6. VOTING. The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.2. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and the secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee.

            Any record so signed and verified shall be conclusive evidence of the matters therein stated.

            SECTION 9.7. NO DELAY OF RIGHTS BY MEETING. Nothing in this Article Nine contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities of any series.

                                   ARTICLE X.

                             SUPPLEMENTAL INDENTURES

            SECTION 10.1. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. The Issuer, when authorized by a Board Resolution, each of the Guarantors and the Trustee for the Securities of any or all series may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof) for one or more of the following purposes:

            (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of any or all series any property or assets; provided, however, that such conveyance, transfer, assignment, mortgage or pledge is consistent with the provisions of Section 4.6 hereof;

            (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer under this Indenture and the Securities;

            (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of any series of Securities and the Coupons, if any, appertaining thereto, or to surrender any right or power conferred upon the Issuer, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

            (d) to add any additional Events of Default (and, if such Events of Default are to be applicable to less than all series of Securities, stating that such Events of Default are only applicable to specified series);

            (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not materially and adversely affect the interests of the Holders of any Securities or the Coupons, if any, appertaining thereto;

            (f) to establish the form or terms of Securities of any series and the Coupons, if any, appertaining thereto as permitted by Section 3.1;

            (g) to permit payment in the United States of principal, premium or interest on Unregistered Securities or of interest on Coupon Securities;

            (h) to provide for the issuance of uncertificated Securities of one or more series in addition to or in place of certificated Securities;

            (i) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.11; and

            (j) to change or eliminate any of the provisions of this Indenture; provided, however, that any such change or elimination may only be effected when no Outstanding Security of any series created prior to the execution of such supplemental indenture is entitled to the benefit of such provision.

            The Trustee with respect to any series of Securities affected by such supplemental indenture is hereby authorized to join with the Issuer and each of the Guarantors in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of
Section 10.2.

            SECTION 10.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent (evidenced as provided in Article Eight) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a Board Resolution, each of the Guarantors and the Trustee for the Securities of each such series may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the Stated Maturity of any Security of such series, reduce the principal amount thereof, reduce the rate or change the time of payment of interest thereon, reduce any amount payable on redemption thereof, reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 6.1 or the amount thereof provable in bankruptcy pursuant to Section 6.2, adversely impair or affect the right of repayment or repurchase, if any, at the option of the Holder, reduce the amount of, or postpone the date fixed for, any payment under any sinking fund or analogous provisions for any Security, or change any Place of Payment or the coin or currency or currency unit in which any Security or the interest thereon is payable or change or eliminate the right of a Securityholder to institute suit for the payment thereof, without the consent of the Holder of each Security of such series so affected, or (b) reduce the aforesaid percentage of Securities of such series, the consent of the Holders of which is required for any such supplemental indenture (or waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences), without the consent of the Holder of each Security so affected, or (c) modify any of the provisions of this Section 10.2 or Section 6.10, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

            Upon the request of the Issuer, accompanied by a Board Resolution, authorizing the execution of any such supplemental indenture and upon the filing with the Trustee with respect to any series of Securities affected by such supplemental indenture, of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 8.1, the Trustee shall join with the Issuer and each of the Guarantors in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

            It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

            A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities and the Coupons, if any, appertaining thereto, or which modifies the rights of the Holders of Securities of such series or any Coupons appertaining thereto with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or any Coupons appertaining thereto.

            For purposes of this Section 10.2, if the Securities of any series are issuable upon the exercise of warrants, each holder of an unexercised and unexpired warrant with respect to such series shall be deemed to be a Holder of Outstanding Securities of such series in the amount issuable upon the exercise of such warrant. For such purposes, the ownership of any such warrant shall be determined by the Issuer in a manner consistent with customary commercial practices. The Trustee for such series shall be entitled to rely on an Officers' Certificate as to the principal amount of Securities of such series in respect of which consents shall have been executed by holders of such warrants.

            SECTION 10.3. NOTICE OF SUPPLEMENTAL INDENTURE. Promptly after the execution by the Issuer, each of the Guarantors and the Trustee of any supplemental indenture pursuant to the provisions of Section 10.2, the Issuer shall mail a notice thereof by first-class mail to the Holders of Securities of each series and of Coupons, if any, appertaining thereto affected thereby at their addresses as they shall appear on the registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            SECTION 10.4. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Ten, this Indenture shall be and be deemed to be modified and amended in accordance therewith, but only with regard to the Securities of each series affected by such supplemental indenture, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee for the Securities of such series, the Issuer, each of the Guarantors and the Holders of any Securities of such series or any Coupons appertaining thereto affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes with regard to the Securities of such series and any Coupons appertaining thereto.

            SECTION 10.5. DOCUMENTS TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 7.1 and 7.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article complies with the applicable provisions of this Indenture.

            SECTION 10.6. NOTATION ON SECURITIES AND COUPONS IN RESPECT OF SUPPLEMENTAL INDENTURES. Securities of any series (including any Coupons appertaining thereto) affected by any supplemental indenture which are authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article Ten may bear a notation in form approved by the Trustee for such series as to any matter provided for in such supplemental indenture. If the Issuer or the Trustee shall so determine, new Securities of any series and any Coupons appertaining thereto so modified as to conform, in the opinion of the Trustee and the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series and any Coupons appertaining thereto then Outstanding.

            SECTION 10.7. ISSUANCE OF SECURITIES BY SUCCESSOR CORPORATION. In case the Issuer shall be consolidated with or merged into any other corporation or corporations, or shall convey or transfer all or substantially all its property as an entirety, the successor corporation formed by such consolidation or into which the Issuer shall have been merged or which shall have received a conveyance or transfer as aforesaid, upon causing to be executed and delivered the supplemental indenture referred to in Section 10.1(b), shall succeed to and be substituted for the Issuer with the same effect as if it had been named herein as the party of the first part and in all the Securities and the Coupons, if any, appertaining thereto as obligor, and thereupon and thereafter such successor corporation may cause to be executed, either in its own name or in the name of ITT Corporation, and delivered to the appropriate Trustee for authentication, any or all of the Securities and the Coupons, if any, appertaining thereto issuable hereunder; and, upon the order of such successor corporation in lieu of the Issuer, and subject to all the terms, conditions and restrictions in this Indenture prescribed, the Trustee for the Securities of the appropriate series shall authenticate and deliver any Securities of such series and the Coupons, if any, appertaining thereto which shall have been previously executed and delivered by the Issuer to the Trustee for authentication and any Securities and the Coupons, if any, appertaining thereto which such successor corporation shall thereafter, in accordance with the provisions of this Indenture, cause to be executed and delivered to the Trustee for such purpose. Such change in phraseology and form (but not in substance) may be made in such Securities and the Coupons, if any, appertaining thereto as may be appropriate in view of such consolidation or merger or conveyance or transfer. All such Securities and the Coupons, if any, appertaining thereto when issued by such successor corporation shall in all respects have the same legal rank as the Securities and the Coupons, if any, appertaining thereto theretofore or thereafter authenticated and delivered in accordance with the terms of this Indenture and issued, as though all of such Securities and Coupons, if any, appertaining thereto had been issued at the date of the execution hereof.

                                   ARTICLE XI.

                    CONSOLIDATION, MERGER, SALE OR ASSUMPTION

            SECTION 11.1. ISSUER MAY CONSOLIDATE, MERGE OR SELL ON CERTAIN TERMS. Nothing contained in this Indenture or in any of the Securities shall be deemed to prevent the consolidation or merger of the Issuer with or into any other corporation, or the merger into the Issuer of any other corporation, or the sale by the Issuer of its property and assets as, or substantially as, an entirety, or otherwise; provided, however, that (a) in case of any such consolidation or merger the corporation resulting from such consolidation or any corporation other than the Issuer into which such merger shall be made shall succeed to and be substituted for the Issuer with the same effect as if it has been named herein as a party hereto and shall become liable and be bound for, and shall expressly assume, by a supplemental indenture hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest, if any, on all the Securities of each series and the Coupons, if any, appertaining thereto and the performance and observance of each and every covenant and condition of this Indenture on the part of the Issuer to be performed or observed, and (b) as a condition of any such sale of the property and assets of the Issuer as, or substantially as, an entirety, the corporation to which such property and assets shall be sold shall (i) expressly assume, as a part of the purchase price thereof, the due and punctual payment of the principal of, premium, if any, and interest, if any, on all the Securities of each series and the Coupons, if any, appertaining thereto and the performance and observance of all the covenants and conditions of this Indenture on the part of the Issuer to be performed or observed and (ii) simultaneously with the delivery to it of the conveyances or instruments of transfer of such property and assets, execute and deliver to the Trustee a supplemental indenture thereto, in form satisfactory to the Trustee, whereby such purchasing corporation shall so assume the due and punctual payment of the principal of, premium, if any, and interest, if any, on all the Securities of each series and the

Coupons, if any, appertaining thereto and the performance and observance of each and every covenant and condition of this Indenture on the part of the Issuer to be performed or observed, to the same extent that the Issuer is bound and liable.

            The Issuer will not consolidate with any other corporation or accept a merger of any other corporation into the Issuer or permit the Issuer to be merged into any other corporation, or sell its properties and assets as, or substantially as, an entirety, except upon the terms and conditions set forth in this Section. Upon any consolidation or merger, or any sale of the properties and assets of the Issuer as, or substantially as, an entirety in accordance with the provisions of this Section, the corporation formed by such consolidation or into which the Issuer shall have been merged or to which such sale shall have been made shall succeed to and be substituted for the Issuer with the same effect as if it had been named herein as a party hereto and thereafter from time to time such successor corporation may exercise each and every right and power of the Issuer under this Indenture, in the name of the Issuer or in its own name; and any act or proceeding by any provision of this Indenture required or permitted to be done by the Board of Directors or any officer of the Issuer may be done with like force and effect by the like board or officer of any corporation that shall at the time be the successor of the Issuer hereunder. In the event of the sale by the Issuer of its properties and assets as, or substantially as, an entirety upon the terms and conditions of this Section, the Issuer shall be released from all its liabilities and obligations hereunder and under the Securities.

            SECTION 11.2. OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Section 7.1, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger or sale, and any such assumption, complies with the provisions of this Article XI.

                                  ARTICLE XII.

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

            SECTION 12.1. SATISFACTION AND DISCHARGE OF SECURITIES OF ANY SERIES. Except as otherwise provided for the Securities of any series established pursuant to Section 3.1(18), the Issuer shall be deemed to have satisfied and discharged the entire indebtedness on all the Outstanding Securities of any particular series and the Coupons, if any, appertaining thereto, and the Trustee, at the expense of the Issuer and upon Issuer Request, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

            (a)   either:

            (i) all Outstanding Securities of such series theretofore authenticated and delivered and the Coupons, if any, appertaining thereto (other than (a) any Securities of such series or Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.7 and (b) Outstanding Securities of such series or Coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Sections 4.4, 12.4 and 12.5) have been delivered to the Trustee for cancellation; or

            (ii) with respect to all Outstanding Securities of such series and the Coupons, if any, appertaining thereto, described in (i) above not theretofore delivered to the Trustee for cancellation:

                  (A) the Issuer has deposited or caused to be deposited with the Trustee as trust funds in trust an amount in the currency or currency unit in which the Securities of such series are denominated (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) hereof) sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities of such series for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by Section 12.3, as the case may be; or

                  (B) the Issuer has deposited or caused to be deposited with the Trustee as obligations in trust such amount of Government Obligations as will, in a written opinion of independent public accountants delivered to the Trustee, together with the predetermined and certain income to accrue thereon (without consideration of any reinvestment thereof), be sufficient to pay and discharge when due the entire indebtedness on all such Outstanding Securities of such series and the Coupons, if any, appertaining thereto, for unpaid principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by
            Section 12.3, as the case may be;

            (b) the Issuer has paid or caused to be paid all other sums payable with respect to the Outstanding Securities of such series and the Coupons, if any, appertaining thereto;

            (c) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to due satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series and the Coupons, if any, appertaining thereto, have been complied with;

            (d) if the Securities of such series and the Coupons, if any, appertaining thereto are not to become due and payable at their Stated Maturity within one year of the date of such deposit or are not to be called for redemption within one year of the date of such deposit under arrangements satisfactory to the Trustee as of the date of such deposit, then the Issuer shall have given, not later than the date of such deposit, notice of such deposit to the Holders of the Securities of such series and the Coupons, if any, appertaining thereto; and

            (e) the Issuer has delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that:

            (i) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling; or

            (ii) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Outstanding Securities of any such series will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred.

            Upon the satisfaction of the conditions set forth in this Section
12.1 with respect to all the Outstanding Securities of any series and the Coupons, if any, appertaining thereto, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Issuer, and the Holders of the Securities of such series shall look for payment only to the funds or obligations deposited with the Trustee pursuant to Section 12.1(a)(ii); provided, however, that the Issuer shall not be discharged from (a) any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (c) of the definition thereof and the Coupons, if any, appertaining thereto, if such obligations continue to be valid obligations of the Issuer under applicable law, (b) any obligations under Sections 7.6 and 7.10, and (c) any obligations under Section 3.6 or 3.7 (except that Securities of such series issued upon registration of transfer or exchange or Securities or Coupons, if any, appertaining thereto issued in lieu of mutilated, lost, destroyed or stolen Securities or Coupons shall not be obligations of the Issuer) and Section 5.1; and provided, further, that in the event a petition for relief under the Bankruptcy Reform Act of 1978 or a successor statute is filed with respect to the Issuer within 91 days after the deposit, the entire indebtedness on all Securities of such series and the Coupons, if any, appertaining thereto shall not be discharged, and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the Issuer upon Issuer Request. Notwithstanding the satisfaction of the conditions set forth in this Section 12.1 with respect to all the Securities of any series not denominated in Dollars, upon the happening of any events specified in
Section 3.12(e) the Issuer shall be obligated to make the payments in Dollars required by Section 3.12(e) to the extent that the Trustee is unable to convert any Foreign Currency or currency unit in its possession pursuant to Section 12.1(a)(ii) into the Dollar Equivalent of the Foreign Currency or the Dollar Equivalent of the Currency Unit, as the case may be. The Trustee shall return to the Issuer any nonconverted funds or securities in its possession after such payments have been made.

            SECTION 12.2. SATISFACTION AND DISCHARGE OF INDENTURE. Upon compliance by the Issuer with the provisions of Section 12.1 as to the satisfaction and discharge of each series of Securities issued hereunder and the Coupons, if any, appertaining thereto, and if the Issuer has paid or caused to be paid all other sums payable under this Indenture, this Indenture shall cease to be of any further effect (except as otherwise provided herein). Upon Issuer Request and receipt of an Opinion of Counsel and an Officers' Certificate (and at the expense of the Issuer), the Trustee shall execute proper instruments acknowledging satisfaction and discharge of this Indenture.

            Notwithstanding the satisfaction and discharge of this Indenture, any obligations of the Issuer under Sections 3.6, 3.7, 5.1, 7.6 and 7.10, any obligations of the Issuer under Section 3.12(d) to deliver an Exchange Rate Officer's Certificate and the obligations of the Trustee under Section 12.3 shall survive.

            SECTION 12.3. APPLICATION OF TRUST MONEY. All money and obligations deposited with the Trustee pursuant to Section 12.1 shall be held irrevocably in trust and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. Such money and obligations shall be applied by the Trustee, in accordance with the provisions of the Securities, this Indenture and such escrow trust agreement, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any) and interest, if any, on the Securities and the Coupons, if any, appertaining thereto for the payment of which such money and obligations have been deposited with the Trustee. If Securities of any series are to be redeemed prior to their Stated Maturity, whether pursuant to an optional redemption provision or in accordance with any mandatory sinking fund requirement, the Issuer shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer.

            SECTION 12.4. REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series and the Coupons, if any, appertaining thereto, all moneys with respect to such series then held by any Paying Agent for such series under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

            SECTION 12.5. RETURN OF MONEYS HELD BY TRUSTEE AND PAYING AGENT UNCLAIMED FOR TWO YEARS. Any moneys deposited with or paid to the Trustee for the Securities of any series and the Coupons, if any, appertaining thereto, or any Paying Agent for the payment of the principal of, premium, if any, or interest, if any, on Securities of any series and the Coupons, if any, appertaining thereto and which shall not be applied but shall remain unclaimed by the Holders of Securities of such series and the Coupons, if any, appertaining thereto for two years after the date upon which such payment shall have become due and payable, shall be repaid to the Issuer by the Trustee on demand, and the holder of any of such Securities or the Coupons, if any, appertaining thereto entitled to receive such payment shall thereafter look only to the Issuer, or the Guarantors, as the case may be, for the payment thereof; provided, however, that the Trustee, before making any such repayment, shall at the expense of the Issuer cause to be published once a week for two successive weeks (in each case on any day of the week) in an Authorized Newspaper, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Issuer.

                                  ARTICLE XIII.

                            MISCELLANEOUS PROVISIONS

            SECTION 13.1. INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF ISSUER AND GUARANTORS EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security or Coupon, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, member, manager or partner, as such, of the Issuer or any of the Guarantors or any successor to the Issuer or any of the

Guarantors, as the case may be, either directly, or through the Issuer or any of the Guarantors or any successor to the Issuer or any of the Guarantors, as the case may be, under any rule of law, statute or constitutional provision by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities or Coupons, by the Holders thereof and as part of the consideration for the issue of such Securities and Coupons, if any, appertaining thereto.

            SECTION 13.2. PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND SECURITYHOLDERS. Nothing in this Indenture or in the Securities or the Coupons, expressed or implied, shall give or be construed to give to any person, other than the parties hereto and their successors, the Holders of the Securities and the Holders of the Coupons, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors, of the Holders of the Securities and of the Holders of the Coupons.

            SECTION 13.3. SUCCESSORS AND ASSIGNS OF ISSUER BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

            SECTION 13.4. NOTICES TO HOLDERS; WAIVER. Where this Indenture provides for notice to Holders of any event, (a) if any of the Securities affected by such event are Fully Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first class mail, postage prepaid, to such Holders as their names and addresses appear in the Securities Register within the time prescribed and
(b) if any of the Securities affected by such event are Unregistered Securities or Coupon Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first class mail, postage prepaid, to such Holders in the manner and to the extent provided in Section 5.4, and if published in an Authorized Newspaper or Newspapers in such city or cities as may be provided elsewhere in this Indenture or specified as contemplated by Section 3.1 on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In the event of suspension of regular mail service or for any other reason it shall be impracticable to give such notice to Registered Holders by mail, then such a notification as shall be made to Registered Holders with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In case by reason of the suspension of publication of any Authorized Newspaper or by reason of any other cause it shall be impracticable to publish any notice to Holders of Unregistered Securities or of Coupons as provided above then said notification to Holders of Unregistered Securities or of Coupons as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

            SECTION 13.5. ADDRESSES FOR NOTICES. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee for the Securities of any series or by the Holders of Securities of any series or of any Coupons appertaining thereto on the Issuer may be given or served by registered mail addressed (until another address is filed by the Issuer with the Trustee) as follows: Starwood Hotels & Resorts Worldwide, Inc., Attention of the General Counsel, 777 Westchester Avenue, White Plains, NY 10604. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee for the Securities of any series or by the Holders of Securities of any series or of any Coupons appertaining thereto on any Guarantor may be given or served by registered mail addressed (until another address is filed by such Guarantor with the Trustee) as follows: Starwood Hotels & Resorts Worldwide, Inc., Attention of the General Counsel, 777 Westchester Avenue, White Plains, NY 10604. Any notice, direction, request or demand by any Holder of Securities of any series to or upon the Trustee for such series or of any Coupons appertaining thereto shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office of such Trustee, and, in respect of Unregistered Securities or Coupons, at the Corporate Trust Office of the Trustee referred to in Section 4.2. Any notice or demand required or permitted under this Indenture shall be in the English language, except that any published notice may be in the official language of the country of publication.

            SECTION 13.6. OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon any application or demand by the Issuer or any of the Guarantors to the Trustee to take any action under any of the provisions of this Indenture, the Issuer or such Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including any covenants compliance with which constitutes a condition precedent) provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants compliance with which constitutes a condition precedent) have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

            Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 4.7) shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            Any certificate, statement or opinion of an officer of the Issuer or such Guarantor, as the case may be, may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer or such Guarantor, as the case may be, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer or such Guarantor, as the case may be, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

            Any certificate, statement or opinion of an officer of the Issuer or such Guarantor, as the case may be, or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer or such Guarantor, as the case may be, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

            Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

            SECTION 13.7. CROSS REFERENCES. All references herein to "Articles" and other subdivisions are to the corresponding Articles or other subdivisions of this Indenture, and the words "herein", "hereof", "hereby", "hereunder", "hereinbefore" and "hereinafter" and other words of similar import refer to this Indenture generally and not to any particular Article, Section or other subdivision hereof.

            SECTION 13.8. LEGAL HOLIDAYS. In any case where the date of maturity of principal, premium, if any, or interest, if any, on the Securities or Coupons or the date fixed for redemption or repayment of any Security shall not be a Business Day at any Place of Payment with respect to Securities of that series then (notwithstanding any other provisions of this Indenture or of the Security or Coupons) payment of such principal, premium, if any, or interest, if any, on the Securities and Coupons need not be made on such date at such Place of Payment but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment, as the case may be, and no interest shall accrue for the period from and after such date.

            SECTION 13.9. MONEYS OF DIFFERENT CURRENCIES TO BE SEGREGATED. The Trustee shall segregate all moneys, funds and accounts held by the Trustee hereunder in one currency from any money, funds or accounts in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

            SECTION 13.10. PAYMENT TO BE IN PROPER CURRENCY. Each reference in any Security, or in the Board Resolution relating thereto, to any currencies or currency units shall be of the essence. Subject to Section 3.12, the Issuer agrees, to the fullest extent that it may effectively do so under applicable law, that its obligation to make any payment of principal of (and premium, if any) and interest on any Security or any Coupon (i) shall not be discharged or satisfied by any tender by the Issuer, or recovery by the Trustee, either pursuant to any judgment (whether or not entered into in accordance with Section 6.13) or otherwise, in any currencies or currency units other than the currencies or currency units then due and payable (the "Required Currency"), except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and
(iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. Except as permitted under Section 3.12, if any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Issuer, and the Issuer shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Issuer hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

            SECTION 13.11. CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

            SECTION 13.12. NEW YORK LAW TO GOVERN. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

            SECTION 13.13. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

            SECTION 13.14. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 13.15. SEPARABILITY CLAUSE. In case any provision of this Indenture or of the Securities or any Coupons appertaining thereto, if any, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                  ARTICLE XIV.

                            REDEMPTION OF SECURITIES

            SECTION 14.1. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

            SECTION 14.2. NOTICE OF REDEMPTION; SELECTION OF SECURITIES. In case the Issuer shall desire to exercise the right to redeem all or, as the case may be, any part of the Securities of any series (or all or part of the Unregistered Securities of such series or all or any part of the Registered Securities of such series, if the terms and conditions of redemption shall be different with respect to Unregistered Securities and Registered Securities of such series as specified in the terms of such Securities established pursuant to Section 3.1) in accordance with their terms, it shall fix a Redemption Date and shall provide notice of such redemption to the Trustee, in the case such Securities are to be redeemed as a whole, 45 days, and, in the case such Securities are to be redeemed in part, 60 days, prior to such Redemption Date, and at least 15 and not more than 60 days prior to such Redemption Date to the Holders of Securities of such series so to be redeemed as a whole or in part in the manner provided in
Section 13.4. The notice provided in the manner herein specified shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

            Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Issuer pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that payment will be made upon presentation and surrender of the applicable Securities, that, unless otherwise specified in such notice, Coupon Securities of any series, if any, surrendered for payment must be accompanied by all Coupons, if any, maturing subsequent to the date fixed for redemption, failing which the amount of any such missing Coupon or Coupons will be deducted from the sum due for payment, that any interest accrued to the Redemption Date will be paid as specified in said notice and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of any series are to be redeemed, the notice of redemption shall specify the numbers of the Securities of such series to be redeemed and, if only Unregistered Securities of any series are to be redeemed and if such Unregistered Securities may be exchanged for Registered Securities, the last date on which exchanges of Unregistered Securities for Registered Securities not subject to redemption may be made. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security and any Coupons appertaining thereto, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued or, in the case of Securities providing appropriate space for such notation, at the option of the Holders, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

            On or before (but at least one Business Day in the City of New York before, in the case of payments made in a currency or currency unit other than Dollars) the Redemption Date with respect to the Securities of any series stated in the notice of redemption given as provided in this Section 14.2, the Issuer will deposit with the Trustee or with one or more Paying Agents an amount of money in the currency or currency unit in which the Securities of such series and any Coupons appertaining thereto are payable (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) of this Indenture) sufficient to redeem on such Redemption Date all the Securities or portions thereof so called for redemption at the applicable Redemption Price, together with accrued interest to such Redemption Date. If the Issuer is acting as its own Paying Agent, it will segregate such amount and hold it in trust as provided in Section 4.4.

            If fewer than all the Securities of a series are to be redeemed (except in the case of a redemption in whole of the Unregistered Securities, the Coupon Securities, the Registered Securities or the Fully Registered Securities of such series), the Issuer will give the Trustee written notice not less than 60 days prior to the Redemption Date as to the aggregate principal amount of Securities to be redeemed and the Trustee shall select, not more than 75 days prior to the Redemption Date and in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of such series or portions thereof (in multiples of 1,000 in the currency or currency unit in which the Securities of such series are denominated, except as otherwise set forth in the applicable form of Security) to be redeemed.

            SECTION 14.3. PAYMENT OF SECURITIES CALLED FOR REDEMPTION. If notice of redemption has been given as above provided, the Securities or portions of Securities of the series specified in such notice shall become due and payable on the Redemption Date and at the place or places stated in such notice at the applicable Redemption Price, together with any interest accrued to such Redemption Date, and on and after said Redemption Date (unless the Issuer shall default in the payment of such Securities at the applicable Redemption Price, together with any interest accrued to said Redemption Date) any interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities and all Coupons, if any, appertaining thereto at a Place of Payment in such notice specified, such Securities and Coupons or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable Redemption Price, together with any interest accrued thereon to the applicable Redemption Date, in the currency or currency unit in which the Securities of such series and the Coupons, if any, appertaining thereto are payable (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) of this Indenture).

            If any Coupon Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing on or after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that, unless otherwise provided pursuant to Section 3.1 or Section 10.1(f), interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States.

            Upon presentation of any Security redeemed in part only and the Coupons, if any, appertaining thereto, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series and the Coupons, if any, appertaining thereto, of authorized denominations, in principal amount equal to the unredeemed portion of the Securities so presented.

            SECTION 14.4. EXCLUSION OF CERTAIN SECURITIES FROM ELIGIBILITY FOR SELECTION FOR REDEMPTION. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration or certificate number, in the case of Registered Securities or Fully Registered Securities, or by certificate number, in the case of Coupon Securities, in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned by, and not pledged or hypothecated by, either (a) the Issuer or
(b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer. In the case of Coupon Securities, the Issuer will provide evidence satisfactory to the Trustee of the ownership thereof.

                                   ARTICLE XV.

                                  SINKING FUNDS

            SECTION 15.1. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

            The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is hereinafter referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment".

            SECTION 15.2. SATISFACTION OF MANDATORY SINKING FUND PAYMENTS WITH SECURITIES. In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Issuer may, at its option, at any time no more than 16 months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Outstanding Securities of such series (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Issuer, except Securities of such series which have been redeemed or previously called for redemption through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series or which have been acquired or redeemed out of the proceeds of sale of a Principal Property, pursuant to clause (i) of Section 4.5, accompanied by an Issuer Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Issuer by way of bona fide sale or other negotiation for value; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such

Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

            SECTION 15.3. REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 60 days prior to any sinking fund payment date for any series of Securities, the Issuer will deliver to the Trustee a certificate signed by the Treasurer or any Associate or Assistant Treasurer of the Issuer specifying the amount of the next ensuing sinking fund payment for such series pursuant to the terms of such series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currency unit in which the Securities of such series and the Coupons, if any, appertaining thereto are payable (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(e) and 3.12(f) of this Indenture) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of such series pursuant to Section 15.2 and whether the Issuer intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Issuer shall be obligated to make the cash payment or payments (in the currency or currency unit described above) therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Issuer to deliver such certificate (or to deliver the Securities and Coupons, if any, specified in such certificate within the time period specified in Section 15.2), the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash (in the currency or currency unit described above) and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Securities as provided in Section 15.2 and without the right to make any optional sinking fund payment, if any, with respect to such series.

            Any sinking fund payment or payments (mandatory or optional) made in cash (in the currency or currency unit described above) plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Issuer if the Issuer is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund, together with accrued interest, if any, to the applicable Redemption Date. Any excess sinking fund moneys not so applied or allocated by the Trustee (or by the Issuer if the Issuer is acting as its own Paying Agent) to the redemption of Securities shall be added to the next sinking fund payment received by the Trustee (or, if the Issuer is acting as its own Paying Agent, segregated and held in trust as provided in Section 4.4) for such series and, together with such payment (or such amount so segregated), shall be applied in accordance with the provisions of this Section 15.3. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or, if the Issuer is acting as its own Paying Agent, segregated and held in trust as provided in
Section 4.4) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Issuer if the Issuer is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall not convert any currency or currency unit in which the Securities of such series are payable for the purposes of such sinking fund application unless specifically requested to do so by the Issuer, and any such conversion agreed to by the Trustee in response to such request shall be for the account and at the expense of the Issuer and shall not affect the Issuer's obligation to pay the Holders in the currency or currency unit to which such Holders may be entitled.

            The Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of Section 14.2, and the Issuer shall cause notice of the redemption thereof to be given in the manner provided in Section 14.2, except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund and whether the sinking fund payment is mandatory or optional, or both, as the case may be. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 14.3.

            On or before (but at least one New York Business Day before, in the case of payments made in a currency or currency unit other than Dollars) each sinking fund payment date, the Issuer shall pay to the Trustee (or, if the Issuer is acting as its own Paying Agent, will segregate and hold in trust as provided in Section 4.4) in cash (in the currency or currency unit described in the first paragraph of this Section 15.3) a sum equal to the principal and any interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

            Neither the Trustee nor the Issuer shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that, if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Issuer if the Issuer is acting as its own Paying Agent) shall redeem such Securities if cash (in the currency or currency unit described in the first paragraph of this Section 15.3) sufficient for the purpose shall be deposited with the Trustee (or segregated by the Issuer) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys (in the currency or currency unit described in the first paragraph of this Section 15.3) in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys (in the currency or currency unit described in the first paragraph of this Section 15.3) thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities of such series and the Coupons, if any, appertaining thereto; provided, however, that, in case such Event of Default or default shall have been cured or waived as provided herein, such moneys (in the currency or currency unit described in the first paragraph of this Section 15.3) shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys (in the currency or currency unit described in the first paragraph of this Section 15.3) may be applied pursuant to the provisions of this Section.

                                  ARTICLE XVI.

                                    GUARANTEE

            SECTION 16.1.     GUARANTEE.

            (a) Subject to this Article XVI, each of the Guarantors hereby, jointly and severally, unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Issuer hereunder or thereunder, that:
(a) the principal of, premium, if any, and interest, if any, on the Securities and all other monetary obligations of the Issuer under the Indenture and the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption, purchase or otherwise, and (b) all other obligations of the Issuer under the Indenture and the Securities will be fully and punctually performed within the grace period set forth in Section 6.1(d) or (e) of the Indenture, if applicable. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

            (b) The Guarantors hereby agree that their obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest, notice and all demands whatsoever and covenant that its guarantee shall not be discharged except by complete performance of the obligations contained in the Securities and this Indenture.

            (c) If any Holder or the Trustee is required by any court or otherwise to return to the Issuer, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Issuer or the Guarantors, any amount paid by either to the Trustee or such Holder, the guarantee of the Guarantors, to the extent theretofore discharged, shall be reinstated in full force and effect.

            (d) Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders of Securities in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders of Securities, respectively, and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI hereof for the purposes of its guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article VI hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purpose of its guarantee. The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Guarantee.

            SECTION 16.2. LIMITATION OF GUARANTORS' LIABILITY. Each Guarantor, and by its acceptance of Securities, each Holder, hereby confirms that it is the intention of all such parties that the guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to such guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article XVI, result in the obligations of such Guarantor under its guarantee not constituting a fraudulent transfer or conveyance.

            SECTION 16.3. DELIVERY OF GUARANTEES.

            (a) To evidence its guarantee set forth in Section 16.1, each Guarantor hereby agrees that the Securities shall bear a notation stating that such Securities are guaranteed by the Guarantors in accordance with this Article XVI and may be released upon the terms and conditions set forth in this Indenture.

            (b) Each Guarantor hereby agrees that its guarantee set forth in
Section 16.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such guarantee.

            (c) If an officer of a Guarantor whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates the Security, such guarantee shall be valid nevertheless.

            (d) The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the guarantees set forth in this Indenture on behalf of the Guarantors.

            SECTION 16.4. GUARANTORS MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

            (a) Except as otherwise provided in Section 16.5, no Guarantor may consolidate with or merge with or into (unless such Guarantor is the surviving Person) another Person whether or not affiliated with such Guarantor unless:

            (i) subject to Section 16.5 hereof, the Person formed by or surviving any such consolidation or merger unconditionally assumes all the obligations of such Guarantor, pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee, under the Securities and the Indenture on the terms set forth herein or therein; and

            (ii) immediately after giving effect to such transaction, no Default or Event of Default exists.

In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor Person shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor and such predecessor Guarantor shall be discharged from its obligations under the Securities and this Indenture.

            (b) Except as set forth in Articles IV and XI hereof, and notwithstanding clause (a) above, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into the Issuer or another Guarantor, or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Issuer or another Guarantor.

            SECTION 16.5. RELEASE.

            (a) To the extent that a Guarantor is released as a guarantor under the Senior Credit Agreement or the Senior Credit Agreement is refinanced without such Guarantor being a guarantor under the new credit facility or in the event the Senior Credit Agreement is otherwise terminated, then such Guarantor (in the event of a termination of the Senior Credit Agreement, all Guarantors) will be released and relieved of any obligations under its guarantee to the same extent that such Guarantor was released and relieved of any obligations under the Senior Credit Agreement. Upon delivery by the Issuer to the Trustee of an Officers' Certificate to the effect that such release has occurred in accordance with the provisions of this Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its guarantee.

            (b) Any Guarantor not released from its obligations under its guarantee shall remain liable for the full amount of the principal of, premium, if any, and interest, if any, on the Securities and for the other obligations of any Guarantor under this Indenture as provided in this Article XVI.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                 STARWOOD HOTELS & RESORTS
                                 WORLDWIDE, INC., as Issuer,

                                 by: /s/ RONALD C. BROWN
                                     -------------------
                                     Executive Vice President & Chief Financial
                                     Officer



                                 U.S. BANK NATIONAL ASSOCIATION,
                                 as Trustee,

                                 by: /s/ FRANK LESLIE
                                     ----------------
                                     Authorized Officer

                                 SLT REALTY LIMITED PARTNERSHIP,
                                 a Delaware limited partnership

                                 By:   Starwood Hotels & Resorts,
                                       Maryland real estate investment trust,
                                       its general partner

                                       By: /s/ RONALD C. BROWN
                                           -------------------
                                           Ronald C. Brown
                                           Vice President & Chief
                                           Financial Officer

                                 SHERATON HOLDING CORPORATION
                                 (f/k/a ITT Corporation), a Nevada corporation

                                 By: /s/ JARED T. FINKELSTEIN
                                     ------------------------
                                     Jared T. Finkelstein
                                     Vice President & Assistant Secretary

                                 STARWOOD HOTELS & RESORTS HOLDINGS, INC., an Arizona corporation

                                 By: /s/ ALAN M. SCHNAID
                                     -------------------
                                     Alan M. Schnaid
                                     Senior Vice President & Corporate
                                     Controller

                                 CHARLESTON HOTEL ASSOCIATES, LLC,
                                 a New Jersey limited liability company,

                                 CRYSTAL CITY HOTEL ASSOCIATES, LLC,
                                 a New Jersey limited liability company,

                                 LONG BEACH HOTEL ASSOCIATES, LLC,
                                 a New Jersey limited liability company,

                                 SANTA ROSA HOTEL ASSOCIATES, LLC,
                                 a New Jersey limited liability company,

                                 SLT ALLENTOWN LLC,
                                 a Delaware limited liability company,

                                 SLT ARLINGTON LLC,
                                 a Delaware limited liability company,

                                 SLT ASPEN DEAN STREET, LLC,
                                 a Delaware limited liability company,

                                 SLT BLOOMINGTON LLC,
                                 a Delaware limited liability company,

                                 SLT DANIA LLC,
                                 a Delaware limited liability company,

                                 SLT DC MASSACHUSETTS AVENUE, LLC,
                                 a Delaware limited liability company,

                                 SLT INDIANAPOLIS LLC,
                                 a Delaware limited liability company,

                                 SLT KANSAS CITY LLC,
                                 a Delaware limited liability company,

                                 SLT LOS ANGELES LLC,
                                 a Delaware limited liability company,

                                 SLT MINNEAPOLIS LLC,
                                 a Delaware limited liability company,

                                 SLT PALM DESERT LLC,
                                 a Delaware limited liability company,

                                 SLT PHILADELPHIA LLC,
                                 a Delaware limited liability company,

                                 SLT REALTY COMPANY, LLC,
                                 a Delaware limited liability company,

                                 SLT SAN DIEGO LLC,
                                 a Delaware limited liability company,

                                 SLT SOUTHFIELD LLC,
                                 a Delaware limited liability company,

                                 SLT ST. LOUIS LLC,
                                 a Delaware limited liability company,

                                 SLT TUCSON LLC,
                                 a Delaware limited liability company,

                                 STARLEX LLC,
                                 a New York limited liability company,

                                 STARWOOD ATLANTA II LLC,
                                 a Delaware limited liability company,

                                 STARWOOD ATLANTA LLC,
                                 a Delaware limited liability company,

                                 STARWOOD MISSION HILLS, L.L.C.,
                                 a Delaware limited liability company,

                                 STARWOOD NEEDHAM LLC,
                                 a Delaware limited liability company,

                                 STARWOOD WALTHAM LLC,
                                 a Delaware limited liability company,

                                 By:   SLT Realty Limited Partnership, a
                                       Delaware limited partnership, the
                                       managing member of each of the
                                       above listed entities

                                 By:   Starwood Hotels & Resorts, a
                                       Maryland real estate investment
                                       trust, its general partner

                                       By: /s/ RONALD C. BROWN
                                           -------------------
                                           Ronald C. Brown
                                           Vice President & Chief
                                           Financial Officer

                                 BW HOTEL REALTY, LP,
                                 a Maryland limited partnership,

                                 CP HOTEL REALTY, LP,
                                 a Maryland limited partnership,

                                 EDISON HOTEL ASSOCIATES, LP,
                                 a New Jersey limited partnership,

                                 NOVI HOTEL ASSOCIATES, LP,
                                 a Delaware limited partnership,

                                 PARK RIDGE HOTEL ASSOCIATES LP,
                                 a Delaware limited partnership,

                                 SLT FINANCING PARTNERSHIP,
                                 a Delaware general partnership,

                                 SLT HOUSTON BRIAR OAKS, LP,
                                 a Delaware limited partnership,

                                 VIRGINIA HOTEL ASSOCIATES, LP,
                                 a Delaware limited partnership,

                                 PRUDENTIAL HEI JOINT VENTURE,
                                 a Georgia general partnership,

                                 By:   SLT Realty Limited Partnership, a
                                       Delaware limited partnership, the
                                       general partner of each of the
                                       above listed entities

                                 By:   Starwood Hotels & Resorts, a
                                       Maryland real estate investment
                                       trust, its general partner

                                       By: /s/ RONALD C. BROWN
                                           -------------------
                                           Ronald C. Brown
                                           Vice President & Chief
                                           Financial Officer

                                 HEI HOTELS, L.L.C.,
                                 a Delaware limited liability company,

                                 SLC CENTRAL PARK SOUTH, LLC,
                                 a Delaware limited liability company,

                                 SLC INDIANAPOLIS LLC,
                                 a Delaware limited liability company,

                                 STARWOOD MANAGEMENT COMPANY, LLC, a
                                 Delaware limited liability company,

                                 By:   SLC Operating Limited Partnership,
                                       a Delaware limited partnership, the
                                       managing member of each of the
                                       above listed entities

                                 By:   Starwood Hotels & Resorts
                                       Worldwide, Inc., a Maryland
                                       corporation, its general partner

                                       By: /s/ RONALD C. BROWN
                                           -------------------
                                           Ronald C. Brown
                                           Executive Vice President & Chief
                                           Financial Officer

                                 SLC OPERATING LIMITED PARTNERSHIP,
                                 a Delaware limited partnership,

                                 By:   Starwood Hotels & Resorts
                                       Worldwide, Inc.,  a Maryland corporation,
                                       its general partner

                                       By: /s/ RONALD C. BROWN
                                           -------------------
                                           Ronald C. Brown
                                           Executive Vice President & Chief
                                           Financial Officer

                                 MILWAUKEE BROOKFIELD LP,
                                 a Wisconsin limited partnership,

                                 By:   SLC Operating Limited Partnership,
                                       a Delaware limited partnership, the
                                       general partner of each of the
                                       above listed entities

                                 By:   Starwood Hotels & Resorts
                                       Worldwide, Inc., a Maryland
                                       corporation, its general partner

                                       By: /s/ RONALD C. BROWN
                                           -------------------
                                           Ronald C. Brown
                                           Executive Vice President & Chief
                                           Financial Officer

                                 ITT BROADCASTING CORP.,
                                 a Delaware corporation

                                 By: /s/ JARED T. FINKELSTEIN
                                     ------------------------
                                       Jared T. Finkelstein
                                       Vice President & Assistant Secretary


                                 THE SHERATON CORPORATION
                                 (f/k/a ITT Sheraton Corporation), a
                                 Delaware corporation,

                                 DESTINATION SERVICES OF SCOTTSDALE, INC., a Delaware corporation,

                                 GENERAL FIDUCIARY CORPORATION,
                                 a Massachusetts corporation,

                                 GLOBAL CONNEXTIONS INC.,
                                 a Delaware corporation,

                                 STARWOOD RESERVATIONS CORPORATION (f/k/a
                                 ITT Sheraton Reservations Corporation),
                                 a Delaware corporation,

                                 MANHATTAN SHERATON CORPORATION,
                                 a New York corporation,

                                 SAN DIEGO SHERATON CORPORATION,
                                 a Delaware corporation,

                                 SAN FERNANDO SHERATON CORPORATION,
                                 a Delaware corporation,

                                 SHERATON 45 PARK CORPORATION,
                                 a Delaware corporation,

                                 SHERATON ASIA-PACIFIC CORPORATION,
                                 a Delaware corporation,

                                 SHERATON BOSTON CORPORATION
                                 a Massachusetts corporation,

                                 SHERATON CALIFORNIA CORPORATION,
                                 a Delaware corporation,

                                 SHERATON FLORIDA CORPORATION,
                                 a Delaware corporation,

                                 SHERATON HARBOR ISLAND CORPORATION,
                                 a Delaware corporation,

                                 SHERATON HAWAII HOTELS CORPORATION,
                                 a Hawaii corporation,

                                 SHERATON INTERNATIONAL, INC.,
                                 a Delaware corporation,

                                 SHERATON INTERNATIONAL DE MEXICO, INC.,
                                 a Delaware corporation,

                                 SHERATON MANAGEMENT LLC (f/k/a Sheraton
                                 Management Corporation),
                                 a Delaware corporation,

                                 SHERATON OVERSEAS MANAGEMENT CORPORATION, a Delaware corporation,

                                 SHERATON WARSAW CORPORATION,
                                 a Delaware corporation,

                                 SHERATON MIAMI CORPORATION,
                                 a Delaware corporation,

                                 SHERATON MIDDLE EAST MANAGEMENT
                                 CORPORATION,
                                 a Delaware corporation,

                                 SHERATON NEW YORK CORPORATION,
                                 a New York corporation,

                                 SHERATON OVERSEAS TECHNICAL SERVICES
                                 CORPORATION,
                                 a Delaware corporation,

                                 SHERATON PEACHTREE CORPORATION,
                                 a Delaware corporation,

                                 SHERATON PHOENICIAN CORPORATION,
                                 a Delaware corporation,

                                 SHERATON SAVANNAH CORPORATION,
                                 a Delaware corporation,

                                 ST. REGIS SHERATON CORPORATION,
                                 a New York corporation,

                                 WORLDWIDE FRANCHISE SYSTEMS, INC.,
                                 a Delaware corporation,

                                 SHERATON VERMONT CORPORATION,
                                 a Vermont corporation

                                 By: /s/ JARED T. FINKELSTEIN
                                     ------------------------
                                     Jared T. Finkelstein
                                     Vice President & Assistant Secretary

                                 HUDSON SHERATON CORPORATION LLC,
                                 a Delaware limited liability company

                                 By:   The Sheraton Corporation (f/k/a ITT
                                       Sheraton Corporation), a Delaware
                                       corporation, its managing member

                                       By: /s/ JARED T. FINKELSTEIN
                                           ------------------------
                                           Jared T. Finkelstein
                                           Vice President & Assistant
                                           Secretary

                                 ITT MSG, INC.,
                                 a Delaware corporation

                                 By: /s/ JARED T. FINKELSTEIN
                                     ------------------------
                                     Jared T. Finkelstein
                                     Vice President & Assistant Secretary

                                 W&S DENVER CORP.,
                                 a Delaware corporation,

                                 W&S REALTY CORPORATION OF DELAWARE,
                                 a Delaware corporation,

                                 BENJAMIN FRANKLIN HOTEL, INC.,
                                 a Washington corporation,

                                 LAUDERDALE HOTEL COMPANY,
                                 a Delaware corporation,

                                 WESTIN BAY HOTEL COMPANY,
                                 a Delaware corporation,

                                 CINCINNATI PLAZA COMPANY,
                                 a Delaware corporation,

                                 SOUTH COAST WESTIN HOTEL COMPANY,
                                 a Delaware corporation,

                                 TOWNHOUSE MANAGEMENT INC.,
                                 a Delaware corporation,

                                 WVC RANCHO MIRAGE, INC.,
                                 a Delaware corporation,

                                 WESTIN ASSET MANAGEMENT COMPANY,
                                 a Delaware corporation,

                                 W&S ATLANTA CORP.,
                                 a Delaware corporation,

                                 By: /s/ JARED T. FINKELSTEIN
                                     ------------------------
                                     Jared T. Finkelstein
                                     Vice President & Assistant Secretary

                                 WESTIN SEATTLE HOTEL COMPANY,
                                 a Washington general partnership,

                                 By:   Benjamin Franklin Hotel, Inc.,
                                       its general partner

                                       By: /s/ JARED T. FINKELSTEIN
                                           ------------------------
                                           Jared T. Finkelstein
                                           Vice President & Assistant Secretary

                                 By:   W&S Realty Corporation of Delaware,
                                       its general partner

                                       By: /s/ JARED T. FINKELSTEIN
                                           ------------------------
                                           Jared T. Finkelstein
                                           Vice President & Assistant Secretary

                                 WESTIN PREMIER, INC.,
                                 a Delaware corporation,

                                 WESTIN VACATION MANAGEMENT CORPORATION,
                                 a Delaware corporation,

                                 STARWOOD VACATION EXCHANGE COMPANY (f/k/a
                                 Westin Vacation Exchange Company), a
                                 Delaware corporation

                                 By: Starwood Hotels & Resorts Worldwide, Inc.,
                                     a Maryland corporation, the sole
                                     stockholder of each of the above
                                     listed entities

                                       By: /s/ RONALD C. BROWN
                                           -------------------
                                           Ronald C. Brown
                                           Executive Vice President & Chief
                                           Financial Officer

                                 W&S LAUDERDALE CORP.,
                                 a Delaware corporation,

                                 W&S SEATTLE CORP.,
                                 a Delaware corporation,

                                 By:   SLT Realty Limited Partnership, a
                                       Delaware limited partnership, the
                                       sole stockholder of each of the
                                       above listed entities

                                 By:   Starwood Hotels & Resorts, a
                                       Maryland real estate investment
                                       trust, its general partner

                                       By: /s/ RONALD C. BROWN
                                           -------------------
                                           Ronald C. Brown
                                           Vice President & Chief
                                           Financial Officer

                                 DATA MARKETING ASSOCIATES EAST, INC.,
                                 a Florida corporation,

                                 P.O.C. REALTY, INC.,
                                 a Colorado corporation,

                                 STARWOOD VACATION SERVICES, INC. (f/k/a
                                 Vacation Marketing Services, Inc. ),
                                 a Florida corporation,

                                 SVO TRADEMARK, INC. (f/k/a VCH Trademark,
                                 Inc.),
                                 a Florida corporation,

                                 VACATION TITLE SERVICES, INC.,
                                 a Florida corporation,

                                 VACATIONWORKS, INC.,
                                 a Florida corporation,

                                 VCH COMMUNICATIONS, INC.,
                                 a Florida corporation,

                                 VCH CONSULTING, INC.,
                                 a Florida corporation,

                                 VCH PORTFOLIO SERVICES, INC.,
                                 a Florida corporation,

                                 VCH SALES, INC.,
                                 a Florida corporation,

                                 VCH SYSTEMS, INC.,
                                 a Florida corporation,

                                 VCM OAKS, INC.,
                                 a Florida corporation,

                                 SVO VISTANA VILLAGES, INC.
                                 (f/k/a VDI2, Inc.),
                                 a Florida corporation,

                                 VISTANA ACCEPTANCE CORP.,
                                 a Florida corporation,

                                 VISTANA CAVE CREEK, INC.
                                 an Arizona corporation,

                                 VISTANA DEVELOPMENT, INC.,
                                 a Florida corporation d/b/a
                                 Vistana Development, Ltd.,

                                 SVO EAST, INC. (f/k/a Vistana East, Inc.), a Florida corporation,

                                 SVO INTERNATIONAL, INC.
                                 (f/k/a Vistana International, Inc.),
                                 a Florida corporation,

                                 SVO MANAGEMENT, INC.
                                 (f/k/a Vistana Management, Inc.),
                                 a Florida corporation d/b/a
                                 Vistana Management, Ltd.,

                                 SVO MB MANAGEMENT, INC.,
                                 a South Carolina corporation,

                                 VISTANA NJ, INC.,
                                 a New Jersey corporation,

                                 VISTANA OP INVESTMENT, INC.,
                                 a Florida corporation,

                                 VISTANA PSL, INC.,
                                 a Florida corporation,

                                 VISTANA SCOTTSDALE MANAGEMENT, INC., an
                                 Arizona corporation,

                                 SVO WEST, INC. (f/k/a Vistana West, Inc.), a Florida corporation,

                                 POINTS OF COLORADO, INC.,
                                 a Colorado corporation,

                                 STARWOOD VACATION OWNERSHIP, INC.
                                 (f/k/a Vistana, Inc.), a Florida
                                 corporation

                                 By: /s/ RONALD C. BROWN
                                     -------------------
                                     Ronald C. Brown
                                     Vice President

                                 SVO PACIFIC, INC.
                                 (f/k/a Vistana Pacific, Inc.), a Florida corporation

                                 By: /s/ RONALD C. BROWN
                                     -------------------
                                     Ronald C. Brown
                                     Vice President

                                 SVO ARIZONA, INC.,
                                 an Arizona corporation

                                 By: /s/ RONALD C. BROWN
                                     -------------------
                                     Ronald C. Brown
                                     Vice President

                                 SVO CALIFORNIA, INC.,
                                 an California corporation

                                 By: /s/ RONALD C. BROWN
                                     -------------------
                                     Ronald C. Brown
                                     Vice President

                                 SVO CALIFORNIA MANAGEMENT, INC.,
                                 an California corporation

                                 By: /s/ RONALD C. BROWN
                                     -------------------
                                     Ronald C. Brown
                                     Vice President

                                 SUCCESS OF ARIZONA, L.L.C.,
                                 an Arizona limited liability company,

                                 SUCCESS OF COLORADO, L.L.C.,
                                 a Nevada limited liability company,

                                 FIESTA VACATIONS, L.L.C.,
                                 an Arizona limited liability company,

                                 By:   SVO West, Inc. (f/k/a Vistana West,
                                       Inc.),
                                       a Florida corporation, its Manager

                                       By: /s/ RONALD C. BROWN
                                           -------------------
                                           Ronald C. Brown
                                           Vice President

                                 SUCCESS DEVELOPMENTS, L.L.C.,
                                 an Arizona limited liability company

                                 By:   Points of Colorado, Inc., a Colorado
                                       corporation, its Manager

                                       By: /s/ RONALD C. BROWN
                                           -------------------
                                           Ronald C. Brown
                                           Vice President

                                 SUCCESS OF COLORADO REALTY, L.L.C.,
                                 a Nevada limited liability company

                                 By:   Success of Colorado, L.L.C., a
                                       Nevada limited liability company, a
                                       member

                                 By:   SVO West, Inc. (f/k/a Vistana West,
                                       Inc.), a Florida corporation, its
                                       Manager

                                       By: /s/ RONALD C. BROWN
                                           -------------------
                                           Ronald C. Brown
                                           Vice President

                                 STARWOOD HOTELS & RESORTS,
                                 a Maryland real estate investment trust

                                 By: /s/ KENNETH S. SIEGEL
                                     ---------------------
                                     Kenneth S. Siegel
                                     Vice President, General Counsel
                                     & Secretary